QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RIGEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 14, 2013

DEAR STOCKHOLDER:

        Notice is hereby given that the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of RIGEL PHARMACEUTICALS, INC., a Delaware corporation (the "Company" or "Rigel"), will be held on Tuesday, May 14, 2013 at 11:00 a.m. local time at our executive offices, located at 1180 Veterans Boulevard, South San Francisco, California 94080, for the following purposes:

  1.
  To elect Bradford S. Goodwin and Peter S. Ringrose to the Board of Directors of the Company (the "Board") to hold office until the 2016 Annual Meeting of Stockholders.

  2.
  To approve amendments to the Company's 2000 Equity Incentive Plan (the "2000 Plan") to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2000 Plan by 675,000 shares and (ii) provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan.

  3.
  To approve an amendment to the Company's 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of common stock authorized for issuance under the Directors' Plan by 100,000 shares.

  4.
  To approve amendments to the Company's 2011 Equity Incentive Plan (the "2011 Plan") to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 7,000,000 shares and (ii) provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan.

  5.
  To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement.

  6.
  To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

  7.
  To conduct any other business properly brought before the meeting or any adjournment or postponement of the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is March 20, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any continuation, postponement or adjournment thereof. We appreciate your continued confidence in Rigel and look forward to seeing you at the meeting on May 14, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON MAY 14, 2013
THIS PROXY STATEMENT, NOTICE OF ANNUAL MEETING AND FORM OF PROXY CARD AND THE 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE TO YOU AT HTTP://WWW.PROXYVOTE.COM.
WE ENCOURAGE YOU TO ACCESS AND REVIEW THE IMPORTANT INFORMATION CONTAINED IN ALL OF THE PROXY MATERIALS BEFORE VOTING.

By Order of the Board of Directors,

Dolly A. Vance Corporate Secretary

South San Francisco, California
April 3, 2013

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED AT THE MEETING. YOU CAN VOTE BY INTERNET, BY TELEPHONE, OR BY REQUESTING A PRINTED OR ELECTRONIC COPY OF A FULL SET OF THE PROXY MATERIALS AND COMPLETING, SIGNING AND RETURNING THE PROXY CARD AS INSTRUCTED IN THE MATERIALS.

INSTRUCTIONS ON HOW TO ACCESS THE PROXY MATERIALS OVER THE INTERNET, OR TO REQUEST THAT A PAPER OR ELECTRONIC COPY OF THE FULL SET OF PROXY MATERIALS BE SENT TO YOUR SPECIFIED POSTAL OR EMAIL ADDRESS, MAY BE FOUND IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO STOCKHOLDERS ON APRIL 3, 2013.

ANY PROXY THAT WILL NOT BE DELIVERED IN PERSON TO THE ANNUAL MEETING MUST BE RECEIVED BY US NO LATER THAN 11:59 P.M. PACIFIC TIME ON MONDAY, MAY 13, 2013. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER AGENT AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST BRING WITH YOU A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER CONFIRMING THAT YOU ARE THE BENEFICIAL OWNER OF THOSE SHARES.

RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

May 14, 2013

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS ON THE INTERNET?

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have decided to provide access to our proxy materials to our stockholders via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record and posting our proxy materials online at www.proxyvote.com. The Notice contains only an overview of the complete proxy materials available. Stockholders are encouraged to access and review all the proxy materials on the website or request a paper or electronic copy of the full set of proxy materials for review prior to voting. Instructions on how to access the proxy materials over the Internet or to request a paper or electronic copy of the full set of the proxy materials may be found in the Notice.

        We intend to mail the Notice on or about April 3, 2013 to all stockholders of record as of March 20, 2013 who are entitled to vote at the Annual Meeting.

WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE NOTICE?

        No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com or call 1-800-579-1639. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

HOW DO I ATTEND THE ANNUAL MEETING?

        The Annual Meeting will be held on Tuesday, May 14, 2013 at 11:00 a.m. local time at our executive offices, located at 1180 Veterans Boulevard, South San Francisco, California 94080. Information on how to vote in person at the Annual Meeting is discussed below. Directions to the Annual Meeting may be found online at http://www.rigel.com/rigel/contact.

WHO CAN VOTE AT THE ANNUAL MEETING?

        Only stockholders of record at the close of business on March 20, 2013 are entitled to vote at the Annual Meeting. On this record date, there were 87,140,632 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If, on March 20, 2013, your shares were registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted. We must receive any proxy cards that will not be delivered in person at the Annual Meeting, or proxies submitted telephonically or over the internet, no later than 11:59 p.m. Pacific Time on Monday, May 13, 2013.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If, on March 20, 2013, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring the proxy with you to the Annual Meeting.

WHAT AM I VOTING ON?

        There are six matters scheduled for a vote at the Annual Meeting:

  •
  Election of Bradford S. Goodwin and Peter S. Ringrose to the Board to hold office until the 2016 Annual Meeting of Stockholders;

  •
  Approval of amendments to the 2000 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2000 Plan by 675,000 shares and (ii) provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan;

  •
  Approval of an amendment to the Directors' Plan to increase the aggregate number of shares of common stock authorized for issuance under the Directors' Plan by 100,000 shares;

  •
  Approval of amendments to the 2011 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 7,000,000 shares and (ii) provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan;

  •
  Advisory approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and

  •
  Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

WHAT IF ANOTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING?

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

HOW DO I VOTE?

        You may either vote "For" all the nominees to the Board or you may "Withhold" your vote for any nominee you specify. For the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote using one of the following methods:

  •
  In Person:  To vote in person, come to the Annual Meeting and bring your proxy card or request a ballot in order to vote your shares.

  •
  Internet:  To vote via the Internet, go to www.proxyvote.com. You can use the Internet to transmit your voting instructions and to elect for electronic delivery of information up until 11:59 P.M. Pacific Time on May 13, 2013. Please have your proxy card in hand when you access the website and follow the instructions provided.

  •
  Telephone:  To vote by telephone, call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Pacific Time on May 13, 2013. Please have your proxy card in hand when you call and follow the instructions provided.

  •
  Mail:  To vote by mail, you must first request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www.proxyvote.com or call 1-800-579-1639. Please have your proxy card in hand when you access the website or call and follow the instructions. Upon receipt of the materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

        Whether or not you plan to attend the Annual Meeting and vote in person, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received the Notice containing voting instructions from that organization rather than from Rigel. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and bring this proxy with you to the Annual Meeting. Follow the instructions from your broker or bank included with the Notice, or contact your broker or bank to request a proxy form.

        Please see the Notice or the information from your bank, broker, or other holder of record provided you for more information on these proxy voting options.

  Voting Via the Internet or by Telephone

        We provide Internet voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with accessing the Internet, such as usage charges from Internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 20, 2013.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (a) "For" the election of Bradford S. Goodwin and Peter S. Ringrose to the Board to hold office until the 2016 Annual Meeting of Stockholders; (b) "For" approval of amendments to the 2000 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2000 Plan by 675,000 shares and (ii) provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan; (c) "For" approval of an amendment to the Directors' Plan to increase the aggregate number of shares of common stock authorized for issuance under the Directors' Plan by 100,000 shares; (d) "For" approval of amendments to the 2011 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 7,000,000 shares and (ii) provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan; (e) "For" the advisory approval of executive compensation; and (f) "For" ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, please see "How are the votes counted?" and "What are "Broker Non-Votes?" below.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

        We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Directors and employees will not be paid any additional compensation for soliciting proxies.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE?

        If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions for each Notice that you receive to ensure that all of your shares are voted.

CAN I CHANGE OR REVOKE MY VOTE AFTER SUBMITTING MY PROXY?

        Yes. You can change or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change or revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date by mail, or grant a subsequent proxy via the Internet or by telephone. Your most current proxy card or telephone or Internet proxy is the one that is counted and must be received before 11:59 P.M. Pacific Time on May 13, 2013. All other proxies previously submitted will be automatically revoked.

  •
  You may send a timely written notice that you are revoking your proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

  •
  You may attend the Annual Meeting and vote in person. However, simply attending the meeting will not, by itself, revoke your proxy.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank regarding how to change or revoke your proxy.

HOW ARE VOTES COUNTED?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes "For," "Withhold" and broker non-votes; and with respect to all other proposals, votes "For" and "Against," abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes for each proposal. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

WHAT ARE "BROKER NON-VOTES"?

        Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of the New York Stock Exchange ("NYSE"), "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and, under a recent amendment to the NYSE rules, executive compensation, including the advisory stockholder vote on executive compensation.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

  •
  Each nominee presented in Proposal 1 must be elected by a majority of the votes cast. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes "For" a nominee exceeds the number of votes "Withheld" (among votes properly cast in person or by proxy), then the nominee will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal 2, amendments to the 2000 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2000 Plan by 675,000 shares and (ii) provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal 3, an amendment to the Directors' Plan to increase the aggregate number of shares of common stock authorized for issuance under the Directors' Plan by 100,000 shares, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal 4, amendments to the 2011 Plan to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 7,000,000 shares and (ii) provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 (instead of 1.4) shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  Proposal 5, advisory approval of the compensation of the Company's named executive officers, will be considered to be approved if it receives "For" votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal 6, ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Rigel for the fiscal year ending December 31, 2013, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect. Although stockholder ratification of the selection of Ernst & Young LLP as Rigel's independent registered public accounting firm is not required, the Board is submitting Proposal 6 to the stockholders for ratification as a matter of good corporate practice. See Proposal 6 for more information regarding stockholder ratification.

WHAT IS THE QUORUM REQUIREMENT?

        A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 87,140,632 shares outstanding and entitled to vote. Thus, the holders of 43,570,317 shares must be present in person or represented by proxy at the meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing and must comply with all requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by December 4, 2013 to Rigel's Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080. However, if Rigel's 2014 Annual Meeting of Stockholders is not held between April 14, 2014 and June 13, 2014, then the deadline will be a reasonable time prior to the time Rigel begins to print and mail its proxy materials. If you wish to submit a proposal or nominate a director, not to be included in next year's proxy materials, you must do so no earlier than the close of business on January 14, 2014 and no later than the close of business on February 13, 2014. However, if Rigel's 2014 Annual Meeting of Stockholders is not held between April 14, 2014 and June 13, 2014, to be timely, notice by the stockholder must be received not earlier than the close of business on the 120th day prior to the 2014 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2014 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2014 Annual Meeting of Stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2014 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2014 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which Rigel has not been provided with timely notice and (ii) any proposal made in accordance with Rigel's Bylaws, if the 2014 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

PROPOSAL 1

ELECTION OF DIRECTORS

        Rigel's Board of Directors (the "Board") is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is elected and qualified.

        The Board presently has eight members. There are two directors in the class whose term of office expires in 2013. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2016 Annual Meeting and until his successor is elected and has qualified, or sooner in the event of the director's death, resignation or removal. It is Rigel's policy to encourage directors and nominees for director to attend the Annual Meeting. Each of our directors attended the 2012 Annual Meeting of Stockholders.

        In a contested election, which is an election in which the number of nominees exceeds the number of directors to be elected, our directors will be elected by a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors at that Annual Meeting. In a non-contested election involving incumbent directors, our Bylaws provide that, if the votes cast "For" an incumbent director nominee do not exceed the number of votes "Withheld", the incumbent director will offer to tender his resignation to the Board. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether an incumbent director has been elected. The Nominating and Corporate Governance Committee of the Board will review the circumstances surrounding the "Withheld" vote and promptly make a recommendation to the Board on whether to accept or reject the resignation or whether other action should be taken. In making its decision, the Board will evaluate the best interests of Rigel and our stockholders and will consider all factors and relevant information. The Board will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision, as well as the rationale behind it, within 90 days from the date of certification of the stockholder vote. The director who tenders his resignation will not participate in the Board's or the Nominating and Corporate Governance Committee's decisions.

        In the event that any nominee should become unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Nominating and Corporate Governance Committee of the Board. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

        The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Board to nominate each director for the upcoming term. The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company's business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board's overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Board views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Board to believe that the nominee should continue to serve on the Board. However, each member of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members of the Board.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2016 ANNUAL MEETING

        Peter S. Ringrose, Ph.D., age 67, joined us as a director in February 2005. The Board concluded that Dr. Ringrose continues to be a valuable member of the Board in part due to his extensive research experience at large pharmaceutical companies, enabling the Board to benefit from his insight when negotiating partnership deals with large pharmaceutical companies, a core element of our business model. Dr. Ringrose's experience in the pharmaceutical industry spans more than 40 years and includes key leadership positions as Senior Vice President for Worldwide Drug Discovery and Medicinal R & D Europe at Pfizer Inc., a pharmaceutical company, and Division Director of Chemotherapy, Infectious Diseases and Molecular Sciences at the Sandoz Research Institute in Vienna, Austria. In 2002, Dr. Ringrose retired from Bristol-Myers Squibb, a pharmaceutical company, where he served as Chief Scientific Officer from January 2000 to December 2002, as well as President of the Pharmaceutical Research Institute from January 1997 to December 2002. Dr. Ringrose served as chair of the Biotechnology and Biological Sciences Research Council (UK) from 2003 until 2009, and was a member of the UK Government's Technology Strategy Board. He is a Council member of the Foundation for Science and Technology in the United Kingdom and also chairs the Corporate Partnership Board at Pembroke College, Cambridge where he is a lifetime Honorary Pitt Fellow. Dr. Ringrose is also a non-executive director of Theravance Inc., a biopharmaceutical company, and was a director of Astex Therapeutics, Inc., a biopharmaceutical company, until September 2011, when it was acquired, and served on the Scientific Advisory Boards of Schering-Plough Research Institute, Cempra Pharmaceuticals, Inc. and Accenture Inc. Dr. Ringrose also served on the board of governors for the New York Academy of Sciences from 1999 to 2005. He has served on the boards of Cambridge Antibody Technology Ltd., ImClone Systems, Inc. and Pfizer, Ltd. and on the Scientific Advisory Board at Merlin Biosciences Ltd. Dr. Ringrose received a B.S., an M.A. and a Ph.D. from the University of Cambridge.

        Bradford S. Goodwin, age 58, joined us as a director in January 2007. The Board concluded that Mr. Goodwin continues to be a valuable member of the Board in part due to his financial expertise and extensive public accounting and corporate governance experience, as well as his experience sitting on the audit committees of other public companies. Mr. Goodwin is currently CEO of CharlestonPharma, LLC, a biopharmaceutical company, and President and CEO of Keren Pharmaceutical, Inc., a biopharmaceutical company, and serves on the board of directors of NeurogesX. Mr. Goodwin's prior public company board service includes Chair of the board of directors of Facet Biotech Corporation from December 2008 to April 2010, when Facet was acquired by Abbot Laboratories, PDL BioPharma from 2006 to 2008, CoTherix, Inc., a biopharmaceutical company, from 2004 until 2007, when it was acquired by Actelion Pharmaceuticals Ltd., and Novacea, Inc., a publicly held biopharmaceutical company focused on in licensing, developing and commercializing novel therapies for cancer, from 2002 until 2006. From 2001 to 2006, he was Chief Executive Officer and Director of Novacea. Prior to Novacea, Mr. Goodwin was President, Chief Operating Officer and Founder of Collabra Pharma, Inc., a company focused on pharmaceutical product licensing and development. Before founding Collabra, he held various senior executive positions with Genentech, including Vice President of Finance. After becoming a CPA while working as an auditor at PricewaterhouseCoopers, he served on expert advisory committees of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and the International Accounting Standards Board. Mr. Goodwin is also a co-founder and director of finance for The Rare Barrel, a craft brewery specializing in barrel aged sour beer, which commenced brewing operations in February 2013. He holds a B.S. in Business Administration from the University of California, Berkeley.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2014 ANNUAL MEETING OF SHAREHOLDERS

        Walter H. Moos, Ph.D., age 58, joined us as a director in March 1997. The Board concluded that Dr. Moos continues to be a valuable member of the Board in part due to his extensive leadership skills and operational expertise, as well as his expertise in the chemical sciences, which is particularly relevant to our business as we are a company focused on small molecules. In March 2005, Dr. Moos joined SRI International, an independent nonprofit research institute, as head of the biosciences division. From 1997 to 2004, Dr. Moos served as the Chairman and Chief Executive Officer of MitoKor, Inc., a biotechnology company. Prior to that, he served as a Vice President of Chiron Corporation, a biotechnology company, and as a Vice President at the Parke-Davis Pharmaceutical Research Division of the Warner-Lambert Company. He has been an Adjunct Professor at the University of California, San Francisco, since 1992. He also has served as an adjunct faculty member at the University of Michigan and at James Madison University. Dr. Moos served on the board of directors of MIGENIX Inc., a biopharmaceutical company, from 2004 to 2008. He has also served on the boards of numerous private companies and several non-profit organizations. Dr. Moos has been an advisor to the National Academy of Sciences and venture capital firms. Dr. Moos holds an A.B. from Harvard University and a Ph.D. in Chemistry from the University of California, Berkeley.

        Hollings C. Renton, age 66, joined us as a director in January 2004. The Board concluded that Mr. Renton continues to be a valuable member of the Board in part due to his extensive experience developing product candidates from discovery, through development, regulatory approval and commercialization, which is directly relevant to our business. From June 2000 to March 2008, Mr. Renton served as Chairman of the Board of Onyx Pharmaceuticals, Inc., a publicly held biopharmaceutical company, where he also served as President and Chief Executive Officer from March 1993 and a director from April 1992. Prior to joining Onyx, Mr. Renton was the President and Chief Operating Officer of Chiron Corporation, a multinational biotechnology company. He assumed that position in 1991 on Chiron's acquisition of Cetus Corporation, a biotechnology company, where he had been President since 1990 and Chief Operating Officer since 1987. He joined Cetus in 1981 and was Chief Financial Officer from 1983 to 1987. He holds an M.B.A. from the University of Michigan and a B.S. in Mathematics from Colorado State University. Mr. Renton serves as Chairman of the board of directors of Affymax, Inc., a publicly held biopharmaceutical company, as Co-Chairman of the board of directors and lead director of Portola Pharmaceuticals, Inc., a biopharmaceutical company, and as a member of the board of directors of Cepheid.

        Stephen A. Sherwin, M.D., age 64, joined us as a director in March 2000. As one of only two medical doctors on the Board, the Board concluded that Dr. Sherwin continues to be a valuable member of the Board due to his extensive clinical research and biotechnology industry experience, which is directly relevant to our business. Dr. Sherwin is Chairman of Ceregene, Inc., a company that he co-founded in 2001 which develops gene therapies for neurodegenerative diseases. Dr. Sherwin was elected to the board of directors of Verastem, Inc. in March of 2013, and also serves on the boards of directors of BioSante Pharmaceuticals, Neurocrine Biosciences and Biogen Idec, each of which is a biotechnology company. In addition, Dr. Sherwin has served on the board of the Biotechnology Industry Organization since 2002 and is currently its Chairman Emeritus. Until Cell Genesys merged with BioSante Pharmaceuticals in 2009, Dr. Sherwin served as Chief Executive Officer of Cell Genesys from the beginning of the Cell Genesys' operations in 1990, and also served as Chairman of its board of directors from 1994. He was also co-founder and Chairman of the board of directors of Abgenix, Inc, an antibody company that was acquired by Amgen, Inc. in 2006. From 1983 to 1990, Dr. Sherwin held various positions at Genentech, most recently as Vice President of Clinical Research. Prior to 1983, he was on the staff of the National Cancer Institute. Dr. Sherwin holds a B.A. summa cum laude in Biology from Yale University and an M.D. from Harvard Medical School. He is board-certified in internal medicine and medical oncology and is currently a Clinical Professor of Medicine at University of California, San Francisco and an Attending Physician in the Hematology/Oncology Division at San

Francisco General Hospital. He is a fellow of the American College of Physicians and a member of the American Society of Clinical Oncology.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING OF SHAREHOLDERS

        James M. Gower, age 64, joined us as our President, Chief Executive Officer and as a member of our Board in January 1997, and has been our Chairman of the Board and Chief Executive Officer since October 2001. The Board concluded that Mr. Gower should continue to serve as a member of the Board in part due to his role as our Chief Executive Officer and his knowledge of the day-to-day operations of Rigel obtained as a result of that role. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent 10 years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his 10 years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower served on the board of directors of Cell Genesys, Inc., a publicly traded biotechnology company that merged with BioSante Pharmaceuticals in 2009, from 1996 until 2009. He holds a B.S. and an M.B.A. in Operations Research from the University of Tennessee.

        Gary A. Lyons, age 62, joined us as a director in October 2005. The Board concluded that Mr. Lyons should continue to serve as a member of the Board in part due to his extensive experience negotiating and developing collaborative relationships, his sales expertise and his track record of assessing the market for pharmaceutical candidates, all of which are key to the success of our business. Mr. Lyons is also a member of the board of directors of Neurocrine Biosciences, Inc., a biopharmaceutical company. Mr. Lyons served as Neurocrine's Chief Executive Officer and member of its board of directors of from 1993 until 2008. Mr. Lyons also serves on the board of directors of Vical, Inc. and KaloBios Pharmaceuticals, Inc., each a biopharmaceutical company, and is Chairman of the board of directors of NeurogesX, Inc., a biopharmaceutical company. He served on the board of directors of PDL BioPharma, Inc., a biopharmaceutical company, from July 2008 until he resigned in December 2008 to join the board of directors of Facet Biotech Corporation following Facet's spin-off from PDL, and served on the board of directors until Facet's acquisition by Abbot Laboratories in April 2010. Mr. Lyons also served on the board of directors of Poniard Pharmaceuticals, a biopharmaceutical company, from June 2009 to December 2011. From 1983 to 1993, he held a number of management positions at Genentech, including Vice President of Business Development and Vice President of Sales, and also served as a member of Genentech's Executive Committee. Mr. Lyons was responsible for international licensing, acquisitions and partnering for Genentech's Corporate Venture Program and had operating responsibility for two subsidiaries, Genentech Canada, Inc. and Genentech Limited (Japan). He holds a B.S. in Marine Biology from the University of New Hampshire and an M.B.A. from Northwestern University's J.L. Kellogg Graduate School of Management.

        Donald G. Payan, M.D., age 64, one of our co-founders, has been a member of our Board since July 1996. In February 2008, Dr. Payan became our Executive Vice President, President of Discovery and Research. Prior to this role, he served as our Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. The Board concluded that Dr. Payan should continue to serve as a member of the Board in part due to the fact that he brings historic knowledge and continuity to the Board as one of our co-founders, as well as extensive research experience and demonstrated ability to grow new research programs. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1992 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., a biopharmaceutical company, which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan did his residency training in Medicine at Massachusetts General Hospital and is a former Professor of the University of California, San Francisco and member of The Howard Hughes Medical Institute.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

        The Nasdaq Stock Market ("Nasdaq") listing standards require that a majority of the members of a listed company's Board of Directors qualify as "independent," as affirmatively determined by the Board. The Board consults with our counsel from time to time to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq.

        Consistent with these considerations, after review of all relevant identified transactions and relationships between each director, or any of his family members, and Rigel, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that all of our current directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for James M. Gower, our Chairman of the Board and Chief Executive Officer, and Donald G. Payan, our Executive Vice President and President of Discovery and Research, who are not independent directors by virtue of their employment with the Company. In making this determination, the Board found that none of the directors or nominees for director determined to be independent by the Board had a material or other disqualifying relationship with Rigel.

Meetings of the Board of Directors

        The Board met four times during fiscal year 2012. All of our directors attended all of the meetings of the Board and the committees on which they served that were held during the period for which they were directors or committee members, respectively. As required under applicable Nasdaq listing standards, in fiscal year 2012, Rigel's independent directors met in executive session, at which only independent directors were present, at every regularly scheduled meeting of the Board.

Board Leadership Structure

        Our Board of Directors is currently chaired by the President and Chief Executive Officer of the Company, Mr. Gower. Dr. Sherwin leads the communications between the independent directors at the executive sessions of the Board. We believe that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans, particularly given our small size. In addition, we believe that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with our Chief Executive Officer) as compared to an independent Board Chair with less direct involvement in the Company's business, and thus less direct access to information.

Role of the Board in Risk Oversight

        One of the Board's key functions is informed oversight of the Company's risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent to their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both the Board as a whole and the various standing committees receive periodic reports as well as incidental reports, as matters arise, from our General Counsel, who is also our Corporate Secretary and compliance officer. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the General Counsel the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        The Board has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2012 for each of the Board committees:

Name	Audit	Compensation	Finance	Nominating and Corporate Governance
James M. Gower			X
Donald G. Payan, M.D.
Bradford S. Goodwin	X*
Gary A. Lyons		X*	X
Walter H. Moos, Ph.D.		X		X*
Hollings C. Renton	X
Peter S. Ringrose, Ph.D.(1)		X		X
Stephen A. Sherwin, M.D.	X		X*	X

Total meetings in fiscal year 2012:	7	4	1	1

*
Committee Chairperson

(1)
Appointed to serve on the Compensation Committee effective April 1, 2012.

        Below is a description of each standing committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding "independence" and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

        The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee Rigel's corporate accounting and financial reporting processes and audits of our financial statements. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent public registered accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed audit, review and attest services and any permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on Rigel's audit engagement team as required by law; reviews and assesses the objectivity and independence of our independent registered public accounting firm; reviews the financial statements to be included in Rigel's Annual Report on Form 10-K; discusses with management and the independent registered public accounting firm the results of the annual audit and the results of Rigel's quarterly financial statements; reviews with management the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operation" in the Company's periodic reports filed with the SEC; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the results of management's efforts to monitor compliance with Rigel's programs and policies designed to ensure adherence to applicable laws and rules and Rigel's Code of Conduct, including reviewing and approving related-party transactions. In addition, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.

        The following three directors are the members of the Audit Committee: Messrs. Goodwin and Renton and Dr. Sherwin, all of whom were on the Audit Committee for all of fiscal year 2012. The Audit Committee met seven times during fiscal year 2012. The Audit Committee has adopted a written charter that is available to stockholders on our website at http://media.corporate-ir.net/media_files/IROL/12/120936/Rigel_Audit_Committee_Charter.pdf.

        The Board reviews the Nasdaq listing standards definition of "independence" for Audit Committee members on an annual basis and has determined that all members of Rigel's Audit Committee are independent (as independence is currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has also determined that Messrs. Goodwin and Renton and Dr. Sherwin each qualify as an "audit committee financial expert," as defined in applicable rules and regulations promulgated by the SEC, and satisfies the financial sophistication requirements of the Nasdaq listing standards. For each of Messrs. Goodwin and Renton and Dr. Sherwin, the Board made a qualitative assessment of their individual levels of knowledge and experience, based on a number of factors, including their respective formal education and the fact that each is a former chief executive officer with financial oversight responsibilities, as well as Mr. Renton's experience as a principal financial officer for a public company, Mr. Goodwin's experience as a principal accounting officer for a public company, and Dr. Sherwin's extensive knowledge of accounting principles and controls and procedures for financial reporting and his experience with the functions of an audit committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

        The Company's management has primary responsibility for preparing the Company's financial statements and establishing the financial reporting process. Rigel's independent registered public accounting firm is responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with United States generally accepted accounting principles.

        The Audit Committee reviewed and discussed with Rigel's management the audited financial statements for the fiscal year ended December 31, 2012. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, which superseded the Statement on Auditing Standards ("SAS") No. 61, as amended

(1)
The material in this Report of the Audit Committee of the Board of Directors is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

(AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB"), in Rule 3200T. The Audit Committee also received the written disclosures and the letter from the independent registered public accountants, as required by the applicable requirements of the PCAOB regarding independent accountants' communications with the Audit Committee concerning independence, and discussed with the independent registered public accountants their independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in Rigel's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Audit Committee
Bradford S. Goodwin
Hollings C. Renton
Stephen A. Sherwin, M.D.

Compensation Committee

        The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee Rigel's compensation strategy, policies, plans and programs. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Rigel's executive officers and other senior management; reviews and approves the compensation and other terms of employment of Rigel's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other members of senior management; reviews and approves the compensation for Board members; administers Rigel's stock option and stock purchase plans, bonus plans, deferred compensation plans and other similar programs; and reviews with management Rigel's Compensation Discussion and Analysis (the "CD&A"), and considers whether to recommend that it be included in Rigel's proxy statements and other filings. In addition, our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

        The following three directors are the members of the Compensation Committee: Mr. Lyons and Dr. Moos, who were on the Compensation Committee for all of fiscal year 2012, and Dr. Ringrose, who was appointed to the Compensation Committee, effective April 1, 2012. All members of Rigel's Compensation Committee in 2012 and as of the date of this proxy statement were independent (as "independence" is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Compensation Committee met four times during fiscal year 2012. The Compensation Committee has adopted a written charter that is available to stockholders on our website at http://media.corporate-ir.net/media_files/IROL/12/120936/Compensation_Committee_Charter.pdf.

        Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with a representative from management. Our General Counsel serves as the representative of management. In addition, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations regarding his compensation or individual performance objectives. However, the Chief Executive Officer is consulted regarding any promotion or compensation decision affecting other members of management. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Rigel, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultants' reasonable fees and other retention terms.

        The Compensation Committee engaged Towers Perrin (which changed its name to Towers Watson & Co. following the completion of its merger with Watson Wyatt in 2010) as a compensation consultant in 2008. As compensation for their services in 2008, we paid Towers Watson $9,251. Given the distressed economic environment and our efforts to contain costs, since the time a draft report was first prepared in 2008 by Towers Watson, the Compensation Committee has had the draft report annually updated by management, rather than Towers Watson, to reflect the most recent executive compensation practices, based on publicly available information, of the companies we consider to be our peer group. In September 2011, the Compensation Committee engaged Barney & Barney to review and identify a new peer comparative group of companies in order to assess our 2012 executive compensation packages and to review and analyze our non-employee director compensation program for 2012. As compensation for these services, we paid Barney & Barney $10,000 ($5,000 in 2011 and $5,000 in 2012, after receiving its final report). For more information regarding the market analysis used by the Compensation Committee to set executive compensation, please see "Competitive Market Review and Benchmarking" below.

        Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards, and recommended new performance objectives to the Board at one or more meetings generally held during the first quarter of the year. The Compensation Committee also considers, at various meetings throughout the year, matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of Rigel's compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation. Unanticipated circumstances can result in a promotion or a change to an individual's compensation package. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation level and the establishment or recommendation of performance objectives for the current year. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee and, based upon that evaluation, the Compensation Committee either approves any adjustments to his compensation or makes a recommendation to our Board regarding any such adjustments to his compensation, as well as awards to be granted. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant or public information. The Compensation Committee referenced the peer group identified in the report of Barney & Barney in setting executive compensation and revising director compensation for 2012, as well as publicly available data provided by management on the executive compensation of the peer group identified by Barney & Barney.

        In the first few weeks of 2013, prior to its determination of 2013 executive compensation, our management, at the direction of the Compensation Committee, communicated with a majority of our stockholders to garner comments and opinions and better understand any concerns they might have regarding our compensation practices and policies. The results of these outreach efforts were reported by management to the Compensation Committee and taken into consideration as executive compensation decisions were made for 2013.

        The specific recommendations of the Compensation Committee with respect to executive and director compensation for fiscal years 2012 and 2013 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Risk Assessment of Compensation Policies and Practices.

        Members of our senior management, including our Chief Executive Officer, Chief Financial Officer and General Counsel, with oversight by the Compensation Committee, conducted an assessment of our compensation programs and policies to determine whether the incentives provided by these programs and policies were appropriate or had the potential to encourage excessive risk-taking by employees.

        The assessment focused on the key terms of the Company's equity compensation and variable cash incentive compensation programs, such as the cash incentive plans. Our compensation programs were analyzed to determine whether they introduced or encouraged excessive risk-taking or other behaviors that could have an adverse impact on our business and whether existing risk mitigation features were sufficient in light of the overall structure and composition of our compensation programs. In particular, the assessment focused on the ability of participants to affect the level of the variable component of their compensation and the controls over participant action and variable compensation.

        Specific features of our compensation plans and programs identified during the assessment process as discouraging or potentially mitigating excessive risk-taking include:

  •
  Annual base salary, which is fixed compensation, constitutes the primary component of compensation for all employees, including for executives.

  •
  Performance-based cash incentive awards are primarily designed to reward corporate performance, rather than purely individual performance.

  •
  The vast majority of our employees earn annual salaries, although a few are paid on an hourly basis. Additionally, all of our employees are eligible for cash incentive payments based on company performance and none are being paid on a commission basis.

  •
  Our internal controls over financial reporting and the measurement and calculation of compensation goals, such as corporate performance measures and other financial, operational, and compliance policies and practices are designed to prevent compensation programs from being susceptible to manipulation by any employee.

  •
  Our compensation programs are designed to encourage employees to remain focused on both short-term and long-term goals through the use of performance-based annual cash incentive awards, which focus on short-term performance goals, and equity awards, which typically vest over a number of years and therefore encourage employees to focus on long-term performance.

        The Compensation Committee determined that, for all employees, our compensation programs do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company and, instead, encourage behaviors that support sustainable value generation.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is currently, or ever has been, an officer or employee of Rigel. No executive officer of Rigel has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

        Rigel has entered into indemnity agreements with all of our board members, including the members of our Compensation Committee, which provide, among other things, that the Company will indemnify each of them, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director of Rigel, and otherwise to the fullest extent permitted under Delaware law and Rigel's Bylaws.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(2)

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Compensation Committee
Gary A. Lyons
Walter H. Moos, Ph.D.
Peter S. Ringrose, Ph.D.

Finance Committee

        The Finance Committee of the Board was formed in September 2004. The Finance Committee reviews and approves the overall strategy, plans, policies and actions related to adjustments to Rigel's capital structure, certain financing arrangements and strategic collaborations for the Company. The following three directors are the members of the Finance Committee: Messrs. Gower and Lyons and Dr. Sherwin, all of whom were on the Finance Committee for all of fiscal year 2012. Other than Mr. Gower, all members of Rigel's Finance Committee in 2012 and as of the date of this proxy statement were independent, as "independence" is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards. The Finance Committee met one time during fiscal year 2012.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance guidelines for Rigel. In addition, our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

        The following three directors are the members of the Nominating and Corporate Governance Committee: Drs. Moos, Ringrose and Sherwin, all of whom were on the Nominating and Corporate Governance Committee for all of fiscal year 2012. All members of the Nominating and Corporate Governance Committee are independent, as "independence" is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards. The Nominating and Corporate Governance Committee met one time during fiscal year 2012. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on our website at http://media.corporate-ir.net/media_files/IROL/12/120936/corpgov/NominatingCommitteeCharter.pdf.

(2)
The material in this Report of the Compensation Committee of the Board is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications. The Nominating and Corporate Governance Committee will generally consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, demonstrating the ability to read and understand basic financial statements, having sufficient time to devote to the affairs of Rigel, possessing a reputation for personal integrity and ethics, having demonstrated excellence in his or her field, exhibiting the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Rigel's stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. The Nominating and Corporate Governance Committee also values diversity as a factor in selecting nominees to serve on the Board. Although there is no specific policy on diversity, the Nominating and Corporate Governance Committee considers the criteria noted above in selecting nominees for directors as well as the combined background, spectrum of experience and expertise of a nominee as enhancing the diversity of the Board. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Rigel and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers all factors, as it deems appropriate, given the current needs of the Board and Rigel, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to Rigel during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates, after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at least 120 days prior to the anniversary date of the mailing of Rigel's proxy statement for the preceding annual meeting of stockholders, addressed to the Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. The deadline for nominating a director for the 2014 Annual Meeting of Stockholders is December 4, 2013. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company's stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

        To date, Rigel has not adopted a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. We believe our responsiveness to stockholder communications to the Board has been excellent. If a formal process for stockholder communications with the Board is adopted, we will publish it promptly and post it on Rigel's website.

        Persons interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, Finance or Nominating and Corporate Governance Committee.

CODE OF CONDUCT

        We have adopted the Rigel Pharmaceuticals Code of Conduct that applies to all officers, directors and employees. If Rigel makes any amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, we intend to promptly disclose the nature of the amendment or waiver on our website. The Code of Conduct is available on our website at http://media.corporate-ir.net/media_files/IROL/12/120936/corpgov/codeofconduct.pdf.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN

        In January 2000, our Board adopted, and our stockholders subsequently approved, our 2000 Equity Incentive Plan (the "2000 Plan"), which is an amendment and restatement of our 1997 Stock Option Plan. Prior to stockholder approval of the amendments subject to this Proposal 2, an aggregate total of 13,610,403 shares of common stock were authorized for issuance under the 2000 Plan. During the 2012 fiscal year, we granted options to purchase 225,000 shares of common stock under the 2000 Plan to our current Chief Executive Officer at an exercise price of $8.15 per share No other stock awards were made in the 2012 fiscal year under the 2000 Plan.

        In February 2013, our Board approved amendments to the 2000 Plan, subject to stockholder approval, to (i) increase the number of shares authorized for issuance under the 2000 Plan by 675,000 shares of common stock and (ii) provide that the number of shares available for issuance under the 2000 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 shares (instead of 1.4 shares) for each share of common stock subject to any other type of award issued pursuant to the 2000 Plan. Our Board adopted these amendments to ensure that Rigel can continue to grant stock options and other stock awards under the 2000 Plan at levels determined appropriate by our Board and Compensation Committee.

        Our Board believes it is in the best interests of Rigel and our stockholders to amend the 2000 Plan to increase the number of shares available for issuance by an additional 675,000 shares, so that a total of 14,285,403 shares will be available for issuance under the 2000 Plan. Without this amendment, even in combination with the 2011 Equity Incentive Plan (the "2011 Plan"), we will not have a sufficient amount of authorized shares for future issuances under the 2000 Plan (see discussion below). As of March 15, 2013, stock options covering an aggregate of 15,406,068 shares of common stock had been granted under the 2000 Plan (including 2,033,618 shares that had been returned to the 2000 Plan as a result of cancellations or expirations of awards) and only 237,953 shares of common stock (plus any shares that might be returned to the 2000 Plan in the future as a result of cancellation or expiration of awards) remained available for future grant under the 2000 Plan. If this Proposal 2 is approved, an additional 675,000 shares will become available for future grant under the 2000 Plan.

        If this Proposal 2 is approved by our stockholders, the 2000 Plan, as amended by this Proposal 2, will become effective upon the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 2, the 2000 Plan will continue in its current form.

FORECASTED UTILIZATION RATES; BURN RATES

        The 2000 Plan and 2011 Plan are, collectively, the source of all equity compensation for both our executives and our non-executive employees. The Board expects to use the 2000 Plan primarily for future grants to our chief executive officers, and the 2011 Plan for future grants to other executives and to non-executives. The remaining number of shares in the 2000 and 2011 Plans, combined, is about 698,000 shares. The proposed amendments to these plans represent bringing the pool of available shares for future grant to a number that the Board estimates would cover approximately four years of equity grants, based on an average of annual grants over the past four years (approximately 2.1 million shares) and assuming a modest increase in the number of employees eligible for grants over that time (approximately 5%). The combined burn rates of grants from all of our equity plans for 2013 and each of the following four years are expected to be approximately 2.5% or less. The share reserve, assuming approvals of the amendments of the plans as set forth in this Proxy Statement, would allow us to move forward with confidence that we will be able to properly incentivize our executives and employees to maintain our long-term growth and development that our Compensation Committee believes equity uniquely provides.

DESCRIPTION OF THE 2000 PLAN, AS PROPOSED TO BE AMENDED

        The material terms of the 2000 Plan, as proposed to be amended, are outlined below. The following description is a summary only and is qualified in its entirety by reference to the complete text of the 2000 Plan, as proposed to be amended. Stockholders are urged to read the actual text of the 2000 Plan, as proposed to be amended, in its entirety, which is appended to this Proxy Statement as Appendix A.

GENERAL

        The 2000 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, stock unit awards, stock appreciation rights and performance stock awards (collectively "awards"). Incentive stock options granted under the 2000 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 2000 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, we have granted only stock options under the 2000 Plan.

PURPOSE

        Our Board adopted the 2000 Plan to provide a means by which employees, directors and consultants of Rigel and our affiliates may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel and our affiliates. All of our approximately 178 employees, directors and consultants are eligible to participate in the 2000 Plan.

ADMINISTRATION

        Our Board has the authority to administer the 2000 Plan. Subject to the provisions of the 2000 Plan, the Board has the power to construe and interpret the 2000 Plan and to determine the persons to whom and the dates on which awards will be granted, what types or combinations of types of awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise, purchase or strike price of each stock award, the types of consideration permitted to exercise or purchase each stock award, and other terms of the awards.

        Repricing.    In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options and/or cash without obtaining stockholder approval within twelve months prior to such event.

        The Board has the power to delegate administration of the 2000 Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more "outside directors" in accordance with Section 162(m) of the Code or solely of two or more "non-employee directors" in accordance with Rule 16b-3 of the Exchange Act. This limitation excludes from the committee directors who are (i) current employees of Rigel or an affiliate, (ii) former employees of Rigel or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Rigel or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Rigel or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m) of the Code.

        Our Board has delegated administration of the 2000 Plan to the Compensation Committee of the Board. As used herein with respect to the 2000 Plan, the "Board" refers to any committee the Board appoints as well as to our Board itself. All determinations, interpretations and constructions made by the Board in good faith will be final, binding and conclusive on all persons.

STOCK SUBJECT TO THE 2000 PLAN

        Subject to any adjustments for changes in our capitalization, if this Proposal 2 is approved by our stockholders, an aggregate of 14,285,403 shares of common stock will be reserved for issuance under the 2000 Plan, which reflects an increase of 675,000 shares. The shares of common stock subject to the 2000 Plan may be unissued shares or reacquired shares, bought on the market or otherwise. As of March 15, 2013, stock options covering an aggregate of 15,614,170 shares of common stock were outstanding (of which, an aggregate of 11,386,722 shares of common stock were outstanding under the 2000 Plan), and 1,188,793 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan, the 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") and the 2011 Equity Incentive Plan (the "2011 Plan") as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2000 Plan, the Directors' Plan and the 2011 Plan (of which 237,953 shares remained available under the 2000 Plan). The weighted average exercise price of all options outstanding as of March 15, 2013 was approximately $10.87, and the weighted average remaining term of such options was approximately 6.11 years. A total of 87,140,632 shares of common stock were outstanding as of the record date.

        Subject to approval of this Proposal 2, the number of shares available for issuance under the 2000 Plan will be reduced by (i) one share for each share of common stock issued pursuant to an option grant or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.64 shares for each share of common stock issued pursuant to stock bonus awards, restricted stock awards, stock unit awards, performance stock awards, or other stock awards granted under the 2000 Plan.

        If awards granted under the 2000 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2000 Plan. If unvested shares of common stock issued pursuant to stock awards under the 2000 Plan are forfeited or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2000 Plan. If a stock award granted under the 2000 Plan is settled in cash, then the shares of common stock not issued under such stock award will again become available for issuance under the 2000 Plan.

        Subject to approval of this Proposal 2, to the extent there is a share of common stock issued pursuant to a stock award that counted as 1.64 shares against the number of shares available for issuance under the 2000 Plan and such share of common stock again becomes available for issuance under the 2000 Plan, then the number of shares of common stock available for issuance under the 2000 Plan shall increase by 1.64 shares.

        If shares of common stock subject to an award are not delivered to a participant because such shares instead are withheld for payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award ("net exercised"), then the number of shares that are not delivered will not again be available for issuance under the 2000 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2000 Plan.

ELIGIBILITY

        Incentive stock options may be granted under the 2000 Plan only to employees (including officers) of Rigel and our affiliates. Employees (including officers), directors and consultants of both Rigel and our affiliates are eligible to receive all other types of awards under the 2000 Plan.

        No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Rigel or any affiliate of Rigel, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2000 Plan and any other such plans of Rigel and our affiliates) may not exceed $100,000.

        No employee may be granted options under the 2000 Plan covering more than 1,500,000 shares of common stock during any calendar year (the "Section 162(m) Limitation").

TERMS OF OPTIONS

        Options may be granted under the 2000 Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2000 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant, which is defined under the 2000 Plan to be the closing price of our common stock on the day immediately preceding the grant date. As of March 15, 2013, the closing price of our common stock as reported on the Nasdaq Global Market was $6.92 per share.

        The exercise price of options granted under the 2000 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Rigel common stock owned by the participant, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement or (iv) in any other form of legal consideration acceptable to the Board.

        Vesting.    Options granted under the 2000 Plan may become exercisable, or "vest," in cumulative increments, as determined by the Board. Shares covered by currently outstanding options under the 2000 Plan typically vest monthly during the participant's employment by, or service as a director or consultant to, Rigel or an affiliate (collectively, "service"), and certain options do not begin to vest until the first anniversary of the grant date. Shares covered by options granted in the future under the 2000 Plan may be subject to different vesting terms. Our Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Rigel to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Tax Withholding.    To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Rigel to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Rigel common stock or by a combination of these means.

        Term; Termination of Service.    The maximum term of options under the 2000 Plan is 10 years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options under the

2000 Plan generally terminate upon the earlier to occur of the original expiration date of the option and three months after termination of the participant's service. However, in the event that (i) a participant's termination is due to permanent and total disability (as defined in the Code), the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination (but in no event beyond the original expiration date of the option); or (ii) the participant dies before the participant's service has terminated or within the period (if any) specified in the stock option agreement after termination of such service for a reason other than death, the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months following the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution (but in no event beyond the original expiration date of the option). A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service; provided, that the option may not, in any event, be exercised beyond the original expiration date of the option.

        A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months (that need not be consecutive) after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

RESTRICTIONS ON TRANSFER

        Typically, the participant may not transfer an option other than by will or by the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, a participant may designate a beneficiary who may exercise the stock option following the participant's death. Shares subject to repurchase by Rigel under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

TERMS OF STOCK BONUS AWARDS AND RESTRICTED STOCK AWARDS

        Stock bonus awards may be granted under the 2000 Plan pursuant to stock bonus agreements. Restricted stock awards may be granted under the 2000 Plan pursuant to restricted stock purchase agreements. No stock bonus awards or restricted stock awards have been granted under the 2000 Plan.

        Payment.    Our Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of our common stock on the date the award is made or the date of purchase. Our Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan must be paid either in cash at the time of purchase or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement (except with respect to payment of par value) or (ii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the stock bonus agreement or restricted stock purchase agreement may, but need not, be subject to a repurchase option in favor of Rigel in accordance with a vesting schedule as determined by the Board. Our Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan.

        Termination of Service.    Upon termination of a participant's service, the Company may repurchase or otherwise reacquire any shares of stock that have not vested as of such termination under the terms of the restricted stock purchase agreement.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such transfer is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

TERMS OF STOCK APPRECIATION RIGHTS

        Stock appreciation rights may be granted under the 2000 Plan pursuant to stock appreciation rights agreements. No stock appreciation rights have been granted under the 2000 Plan.

        Exercise.    Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value of our common stock on the date of exercise over the strike price, determined by the Board on the date of grant.

        Settlement of Awards.    The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, any combination of these means, or any other form of consideration determined by the Board.

        Vesting.    Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

        Term; Termination of Service.    Upon termination of a participant's service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term, which shall be no greater than 10 years according to our policy.

TERMS OF STOCK UNIT AWARDS

        Stock unit awards may be granted under the 2000 Plan pursuant to stock unit award agreements. No stock unit awards have been granted under the 2000 Plan.

        Consideration.    The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

        Settlement of Awards.    A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means, as determined by the Board.

        Vesting.    Stock unit awards vest at the rate specified in the stock unit award agreement, as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

        Dividend Equivalents.    Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. We do not anticipate paying cash dividends on our common stock for the foreseeable future, however.

        Termination of Service.    Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant's termination of service.

PERFORMANCE-BASED STOCK AWARDS

        Under the 2000 Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment during a certain period of time of certain performance goals. All employees of Rigel and its affiliates and directors of Rigel are eligible to receive performance-based stock awards under the 2000 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed the value of more than 1,500,000 shares of Rigel's common stock.

        Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. While we believe it is in the best interests of Rigel and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation," we cannot guarantee that such compensation ultimately will be deductible by us. For the grant of awards under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested and/or exercisable).

        In granting a performance-based stock award, the Board will set a period of time (a "performance period") over which the attainment of one or more goals ("performance goals") will be measured for the purpose of determining whether the award recipient has a vested right in or to such stock award. If the award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria ("performance criteria") enumerated in the 2000 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the 2000 Plan shall be determined by the Board, based on a service condition or on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board.

        The Board is authorized, at any time in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (I) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (II) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting Rigel, or the financial statements of Rigel, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (III) in view of the Board's assessment of the business strategy of Rigel, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by Rigel achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (c) to exclude the effect of any change in the outstanding shares of common stock of Rigel by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        Compensation attributable to performance-based stock awards under the 2000 Plan may qualify as performance-based compensation, provided that: (i) the award is granted by a Compensation Committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and (iii) the Compensation Committee certifies in writing, prior to the granting (or exercisability) of the award, that the performance goal has been satisfied.

ADJUSTMENT PROVISIONS

        If any change is made to the outstanding shares of Rigel's common stock without the Company's receipt of consideration (whether through merger, consolidation, reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments will be made to the type(s), class(es) and number of shares of common stock subject to the 2000 Plan and outstanding awards. In that event, the 2000 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2000 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of (i) a sale, lease or other disposition of all or substantially all of the Company's securities or assets, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the 2000 Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to such effective date. Options granted under the 1997 Stock Option Plan will be subject to the foregoing provisions upon a dissolution or liquidation of the Company.

        The 2000 Plan provides that, in the event of a dissolution or liquidation of Rigel, all outstanding awards under the 2000 Plan will terminate prior to such event and shares of common stock subject to the Company's repurchase option may be repurchased by the Company, notwithstanding whether the holder is still providing services to Rigel.

        The acceleration of an award in the event of a corporate transaction may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our Board may suspend or terminate the 2000 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2000 Plan will terminate on May 21, 2022.

        Our Board generally may amend the 2000 Plan at any time or from time to time; provided, that no amendment may impair the rights under existing awards without the participant's written consent. In addition, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2000 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the 2000 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. Our Board may submit any other amendment to the 2000 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of any outstanding stock awards or to replace any outstanding stock awards with new stock awards without obtaining stockholder approval within 12 months prior to such event.

FEDERAL INCOME TAX INFORMATION

        The following is a summary of the principal United States federal income tax consequences to employees and the Company with respect to participation in the 2000 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2000 Plan. The 2000 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

        Incentive Stock Options.    Incentive stock options under the 2000 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the participant or Rigel by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a "qualifying disposition") will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of the disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Rigel will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2000 Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or Rigel by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. Upon the receipt of shares under a restricted stock award, the participant normally will recognize ordinary income equal to the excess of the stock's fair market value over the purchase price, if any, for the restricted stock. However, an exception to this general rule may apply if the stock is subject to certain types of vesting restrictions such that it is subject to a "substantial risk of forfeiture" (as defined in

Section 83 of the Code). In such event, unless the participant makes a Section 83(b) election under the Code within 30 days after the acquisition of the restricted stock, he or she generally will not recognize any income until such "substantial risk of forfeiture" lapses, and the income recognized will be based on the fair market value of the stock on such future date. In addition, the participant's holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin on the date the "substantial risk of forfeiture" lapses. If a participant files a Section 83(b) election, he or she must report ordinary income equal to the difference between the stock's fair market value and the purchase price, if any. When the participant later sells such shares, any additional gain or any loss will be characterized as capital gain or loss, which will be long-term or short-term depending on the length of time the shares are held.

        With respect to employees, Rigel is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Rigel will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right, or from regular wages or supplemental wage payments, an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Restricted Stock Bonus Awards.    Upon receipt of a restricted stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. The Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

        However, if the shares issued upon the grant of a restricted stock bonus award are unvested and subject to reacquisition or repurchase by the Company in the event of the participant's termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company's reacquisition or repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the reacquisition or repurchase right lapses over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition or repurchase right lapses.

        Upon disposition of the stock acquired upon the receipt of a restricted stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Stock Unit Awards.    No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the vested shares subject to that unit are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Rigel, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a Compensation Committee solely comprising "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m) of the Code only if (i) the award is granted by a Compensation Committee solely comprising "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

NEW PLAN BENEFITS

        Awards under the 2000 Plan are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the 2000 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2000 Plan.

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted under the 2000 Plan as of March 15, 2013 to our (i) Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers at December 31, 2012 (referred to in this proxy statement as the "Named Executive Officers"), (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all current employees, including non-executive officers, as a group.

Name	Number of Options Granted as of March 15, 2013
James M. Gower	1,865,000
Donald G. Payan, M.D.	1,060,917
Raul R. Rodriguez	1,174,167
Elliott B. Grossbard, M.D.	930,556
Ryan D. Maynard	796,303
All Current Executive Officers as a Group (6 individuals)	6,745,229
All Current Directors who are not Executive Officers as a Group (6 individuals)	90,553
All Current Employees, excluding Executive Officers, as a Group (138 individuals)	5,828,831

Each Other Current 5% Holder or Future 5% Recipient	0

Total	12,664,613

        Since its inception, no shares have been issued under the 2000 Plan to any associate of any director, nominee or executive officer.

REQUIRED VOTE

        Stockholders are requested in this Proposal 2 to approve the amendments to the Company's 2000 Plan described above. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the amendments to the 2000 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The amendments to the Company's 2000 Plan will not go into effect if our stockholders do not vote "FOR" the approval of the amendments to the 2000 Plan. A copy of the 2000 Plan, as amended, is appended to this Proxy Statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        In August 2000, our Board adopted, and our stockholders subsequently approved, our 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Prior to stockholder approval of the amendment subject to this Proposal 3, an aggregate total of 1,135,000 shares of common stock were authorized for issuance under the Directors' Plan. During the 2012 fiscal year, we granted options to purchase 90,000 shares of common stock under the Directors' Plan to our non-employee directors at an exercise price of $7.60 per share. As of March 15, 2013, options covering an aggregate of 725,869 shares of common stock had been granted under the Directors' Plan (including 72,231 shares that had been returned to the Directors' Plan as a result of cancellations or expirations of awards) and only 481,362 shares of common stock (plus any shares that might be returned to the Directors' Plan in the future as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

        In February 2013, our Board approved an amendment to the Directors' Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Directors' Plan by 100,000 shares of common stock. Our Board believes it is in the best interests of the Company and our stockholders to amend the Directors' Plan to increase the number of share available for issuance by an additional 100,000 shares. This amendment will provide for annual grants under the Directors' Plan for this year and the following four years, and allowing for up to two new (or replacement) director grants over that time period.

        If this Proposal 3 is approved by our stockholders, the Directors' Plan, as amended by this Proposal 3, will become effective upon the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 3, the Directors' Plan will continue in its current form.

FORECASTED UTILIZATION RATES; BURN RATES

        This amendment is designed to provide for annual grants, as described in the Directors' Plan, for our current non-employee directors, for this year and the four years to follow. It will also allow for up to two new (replacement) director grants over that time period. The combined burn rates of grants from all of our equity plans for 2013 and each of the following four years are expected to be approximately 2.5% or less. The share reserve, assuming approval of the amendment of the Directors' Plan in this Proposal 3, would allow us to move forward with confidence that we will be able to properly incentivize our directors to maintain our long-term growth and development that our Compensation Committee believes equity uniquely provides.

DESCRIPTION OF THE DIRECTORS' PLAN, AS PROPOSED TO BE AMENDED

        The material terms of the Directors' Plan, as proposed to be amended, are outlined below. The following description is a summary only and is qualified in its entirety by reference to the complete text of the Directors' Plan, as proposed to be amended. Stockholders are urged to read the actual text of the Directors' Plan, as proposed to be amended, in its entirety, which is appended to this Proxy Statement as Appendix B.

GENERAL

        The Directors' Plan provides for the automatic grant of nonstatutory stock options to eligible non-employee directors of Rigel. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

        Our Board adopted the Directors' Plan to provide a means by which non-employee directors of Rigel may be given an opportunity to purchase stock in Rigel, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel. All six of our current non-employee directors are eligible to participate in the Directors' Plan.

ADMINISTRATION

        Our Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or other terms of the option, except to the extent such terms are not specified in the Directors' Plan. All determinations, interpretations and constructions made by the Board in good faith will be final, binding and conclusive on all persons.

        The board may not delegate administration of the Directors' Plan to a committee.

ELIGIBILITY

        The Directors' Plan provides that options may be granted only to non-employee directors of Rigel. A "non-employee director" is defined in the Directors' Plan as a director of Rigel who is not otherwise an employee of Rigel or any Rigel affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

        Subject to adjustments for changes in our capitalization, if this Proposal 3 is approved by our stockholders, an aggregate of 1,235,000 shares of common stock will be reserved for issuance under the Directors' Plan. As of March 15, 2013, stock options covering an aggregate of 15,614,170 shares of stock were outstanding (of which, 606,820 shares of common stock were outstanding under the Directors' Plan), and 1,188,793 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan, the 2011 Plan, and the Directors' Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2000 Plan, the 2011 Plan and the Directors' Plan (of which, 481,362 shares of common stock remained available for future grant under the Directors' Plan). The weighted average exercise price of all options outstanding as of March 15, 2013 was approximately $10.87, and the weighted average remaining term of such options was approximately 6.11 years. A total of 87,140,632 shares of common stock were outstanding as of the record date.

        If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors' Plan. Shares not issued pursuant to a "net exercise" of an option or withheld in satisfaction of withholding taxes will not again become available for issuance under the Directors' Plan. In addition, if the exercise price of any option is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the Directors' Plan.

TERMS OF OPTIONS

        The following is a description of the terms of options granted under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below, except as otherwise noted.

        Automatic Grants.    Each person who is elected or appointed for the first time to be a non-employee director automatically is granted an option to purchase 25,000 shares of our common stock on the date of his or her initial election or appointment as a non-employee director. In addition, commencing with our 2010 annual meeting of stockholders, the Directors' Plan provides for the automatic, non-discretionary grant of an option to purchase 15,000 shares of our common stock to each non-employee director on the day following each annual meeting of our stockholders, if such non-employee director continues to serve as a director on such date, prorated to reflect any full quarters during which he or she did not serve as a non-employee director.

        Exercise Price; Payment.    The exercise price of each option granted under the Directors' Plan will be 100% of the fair market value of the stock subject to the option on the date of the grant, which is defined under the Directors' Plan to be the closing price of our common stock on the trading day immediately preceding the grant date. As of March 15, 2013, the closing price of our common stock as reported on the Nasdaq Global Market was $6.92 per share.

        The exercise price of options granted under the Directors' Plan must be paid (i) in cash or check, (ii) by delivery of other Rigel common stock owned by the participant, (iii) pursuant to a broker-assisted exercise program established under Regulation T, as promulgated by the Federal Reserve board, (iv) pursuant to a 'net exercise' arrangement or (v) by a combination of the foregoing means.

        Repricing.    In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options and/or cash without obtaining stockholder approval within twelve months prior to such event.

        Option Exercise.    Options granted under the Directors' Plan become exercisable in cumulative increments, or "vest," during the participant's service as a director of Rigel or during any subsequent employment of the participant and/or service by the participant as an employee or a consultant to Rigel or an affiliate (collectively, "service"). Options granted as initial grants vest in accordance with the schedule that results in a shorter period of full vesting—that is, either (i) in 36 substantially equal monthly installments over three years or (ii) in equal monthly installments beginning on the date that the director is first appointed to the Board and ending on the date of the annual meeting at which the director is first scheduled to be considered for election by the stockholders. Options granted as annual grants before the 2008 annual meeting of stockholders vest in equal installments over the three year period following the date of grant and options granted as annual grants on or after the 2008 annual meeting of stockholders vest in equal monthly installments over the year following the date of grant. Options granted under the Directors' Plan do not permit exercise prior to vesting.

        Term; Termination of Service.    The term of options under the Directors' Plan is ten years. Options under the Directors' Plan generally terminate upon the earlier to occur of the original expiration date of the option and three months after termination of the participant's service. However, in the event that (i) a participant's termination is due to the participant's permanent and total disability (as defined in the Code), the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination (but in no event beyond the original expiration date of the option); or (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution (but in no event beyond the original expiration date of the option).

        If the exercise of the option following the termination of the participant's service (other than upon the optionholder's death or disability) would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months (that need not be consecutive) after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Other Provisions.    The option agreement may contain other terms, provisions and conditions not inconsistent with the Directors' Plan, as determined by our Board.

RESTRICTIONS ON TRANSFER

        Typically, the participant may not transfer an option otherwise than by will or by the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, a participant may designate a beneficiary who may exercise the stock option following the participant's death.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Rigel, such as a merger, consolidation, reorganization, stock dividend, stock split or other capitalization adjustment, may change the class and number of shares of common stock subject to the Directors' Plan and outstanding options. In that event, the Board will make appropriate adjustments to (i) the class and the maximum number of shares of common stock subject to the Directors' Plan, and (ii) the class, number of shares and price per share of common stock subject to outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of a change in control (as described below and defined in the Directors' Plan), each option granted under the Directors' Plan and held by an option holder whose continuous service has not terminated immediately prior to the change in control, will immediately vest and become exercisable. The Directors' Plan provides that, in the event of (i) a sale, lease or other disposition of all or substantially all of our securities or assets, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume any options outstanding under the Directors' Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by participants who are in continuous service with Rigel or an affiliate prior to such an event, the vesting of such options will be accelerated in full and the options will terminate if not exercised at or prior to such event.

        For purposes of the Directors' Plan, a change in control generally will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

  (i)
  the acquisition (other than from the Company) by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities;

  (ii)
  the individuals who, as of the effective date of the Directors' Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of the Directors' Plan, be considered as a member of the Incumbent Board; or

  (iii)
  the closing of:

  (a)
  a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

  (b)
  a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

        The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our Board may suspend or terminate the Directors' Plan without stockholder approval or ratification.

        Our Board may also amend the Directors' Plan and the options outstanding thereunder at any time or from time to time. However, no amendment of the Directors' Plan may impair the rights and obligations of a participant under any options granted under the Directors' Plan prior to the amendment unless the participant consents in writing. In addition, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 162(m) of the Code or any securities exchange listing requirements. Our Board may submit any other amendment to the Directors' Plan for stockholder approval.

FEDERAL INCOME TAX INFORMATION

        The following is a summary of the principal United States federal income tax consequences to participants in the Directors' Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Directors' Plan. The Directors' Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or to us by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

NEW PLAN BENEFITS

        The following table presents certain information with respect to options that we expect to grant under the Directors' Plan during fiscal 2013 to our non-employee directors.

Name	Number of Options to be Granted in 2013
Bradford S. Goodwin	15,000
Gary A. Lyons	15,000
Walter H. Moos, Ph.D.	15,000
Hollings C. Renton	15,000
Peter S. Ringrose, Ph.D.	15,000
Stephen A. Sherwin, M.D.	15,000

All Non-Employee Directors as a Group (6 persons)	90,000

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted under the Directors' Plan as of March 15, 2013 to all our current directors who are not executive officers as a group.

Name	Number of Options Granted as of March 15, 2013
Bradford S. Goodwin	95,000
Gary A. Lyons	100,544
Walter H. Moos, Ph.D.	101,670
Hollings C. Renton	103,334
Peter S. Ringrose, Ph.D.	101,667
Stephen A. Sherwin, M.D.	107,524

All current Directors who are not Executive Officers as a Group (6 persons)	609,739

        Since its inception, no shares have been issued under the Directors' Plan to any employee, including our executive officers, or any associate of any director, nominee or executive officer, and no person has been issued or will be issued five percent or more of the total amount of shares issued under the Directors' Plan. As of March 15, 2013, the two nominees for director that are up for re-election at the annual meeting, as a group, have been granted options to purchase 196,667 shares of our common stock under the Directors' Plan.

REQUIRED VOTE

        Stockholders are requested in this Proposal 3 to approve the amendment described above to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors' Plan, as described above. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The amendment to the Directors' Plan will not go into effect if our stockholders do not vote "FOR" the approval of the amendment to the Directors' Plan. A copy of the Directors' Plan, as amended, is appended to this Proxy Statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF AMENDMENTS TO THE 2011 EQUITY INCENTIVE PLAN

        In March 2011, our Board adopted, and our stockholders subsequently approved, the 2011 Equity Incentive Plan (the "2011 Plan"). Prior to stockholder approval of the amendments subject to this Proposal 4, an aggregate total of 4,100,000 shares of common stock were authorized for issuance under the 2011 Plan. During the 2012 fiscal year, options to purchase 800,000 shares of common stock were granted under the 2011 Plan to our current executive officers at an exercise price of $8.15 per share, and we granted to all employees (excluding executive officers) as a group options to purchase 1,019,266 shares of common stock at exercise prices ranging from $8.02 to $9.80 per share. No other stock awards were made in the 2012 fiscal year under the 2011 Plan.

        In February 2013, the Board approved amending the 2011 Plan, subject to stockholder approval, to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2011 Plan by 7,000,000 shares and (ii) provide that the number of shares available for issuance under the 2011 Plan shall be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.64 shares for each share of common stock subject to any other type of award issued pursuant to the 2011 Plan. Our Board adopted these amendments to ensure that Rigel can grant stock options and other stock awards under the 2011 Plan at levels determined appropriate by our Board and Compensation Committee.

        Our Board believes it is in the best interests of Rigel and our stockholders to amend the 2011 Plan to increase the number of shares available for issuance by an additional 7,000,000 shares. Without this amendment, we will not have a sufficient amount of authorized shares for future issuances under the 2011 Plan. As of March 15, 2013, stock options covering an aggregate of 3,639,242 shares of common stock had been granted under the 2011 Plan (including 8,720 shares that had been returned to the 2011 Plan as a result of cancellations or expirations of awards) and only 469,478 shares of common stock (plus any shares that might be returned to the 2011 Plan in the future as a result of cancellation or expiration of awards) remained available for future grant under the 2011 Plan. If this Proposal 4 is approved, an additional 7,000,000 shares will become available for future grant under the 2011 Plan, which, as discussed below, will enable us to provide grants for the next four years similar in number to grants given over the past four years.

        If this Proposal 4 is approved by our stockholders, the 2011 Plan, as amended by this Proposal 4, will become effective upon the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the 2011 Plan will continue in its current form.

FORECASTED UTILIZATION RATES; BURN RATES

        The 2000 Plan and 2011 Plan are, collectively, the source of all equity compensation for both our executives and our non-executive employees. The Board expects to use the 2000 Plan primarily for future grants to our chief executive officers, and the 2011 Plan for future grants to other executives and to non-executives. The remaining number of shares in the 2000 and 2011 Plans, combined, is about 698,000 shares. The proposed amendments to these plans represent bringing the pool of available shares for future grant to a number that the Board estimates would cover approximately four years of equity grants, based on an average of annual grants over the past four years (approximately 2.1 million shares) and assuming a modest increase in the number of employees eligible for grants over that time (approximately 5%). The combined burn rates of grants from all of our equity plans for 2013 and each of the following four years are expected to be approximately 2.5% or less. The share reserve, assuming approvals of the amendments of the plans as set forth in this Proxy Statement, would allow us to move forward with confidence that we will be able to properly incentivize our executives and employees to maintain our long-term growth and development that our Compensation Committee believes equity uniquely provides.

DESCRIPTION OF THE 2011 PLAN, AS PROPOSED TO BE AMENDED

        The material terms of the 2011 Plan, as proposed to be amended, are outlined below. The following description is a summary only and is qualified in its entirety by reference to the complete text of the 2011 Plan, as proposed to be amended. Stockholders are urged to read the actual text of the 2011 Plan, as proposed to be amended, in its entirety, which is appended to this Proxy Statement as Appendix C.

GENERAL

        The 2011 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, stock unit awards, stock appreciation rights and performance stock awards (collectively "awards"). Incentive stock options granted under the 2011 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2011 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, we have granted only stock options under the 2011 Plan.

PURPOSE OF THE 2011 PLAN

        Our Board adopted the 2011 Plan to provide a means by which employees, directors and consultants of Rigel and our affiliates may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel and our affiliates. All of our approximately 178 employees, directors and consultants are eligible to participate in the 2011 Plan.

ADMINISTRATION

        Our Board has the authority to administer the 2011 Plan. Subject to the provisions of the 2011 Plan, the Board has the power to construe and interpret the 2011 Plan and to determine the persons to whom and the dates on which awards will be granted, what types or combinations of types of awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise, purchase or strike price of each stock award, the types of consideration permitted to exercise or purchase each stock award, and other terms of the awards.

        Repricing.    In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options and/or cash without obtaining stockholder approval within 12 months prior to such event.

        The Board has the power to delegate administration of the 2011 Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more "outside directors" in accordance with Section 162(m) of the Code or solely of two or more "non-employee directors" in accordance with Rule 16b-3 of the Exchange Act. This limitation excludes from the committee directors who are (i) current employees of Rigel or an affiliate, (ii) former employees of Rigel or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Rigel or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Rigel or an affiliate in any capacity (other than as a director) in excess of the Code or Exchange Act limits and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m) of the Code.

        Our Board has delegated administration of the 2011 Plan to the Compensation Committee of the Board. As used herein with respect to the 2011 Plan, the "Board" refers to any committee the Board appoints as well as to our Board itself. All determinations, interpretations and constructions made by the Board in good faith will be final, binding and conclusive on all persons.

STOCK SUBJECT TO THE 2011 PLAN

        Subject to any adjustments for changes in our capitalization, if this Proposal 4 is approved by our stockholders, an aggregate of 11,100,000 shares of common stock will be reserved for issuance under the 2011 Plan. The shares of common stock subject to the 2011 Plan may be unissued shares or reacquired shares, bought on the market or otherwise. As of March 15, 2013, stock options covering an aggregate of 15,614,170 shares of common stock were outstanding (of which, an aggregate of 3,620,628 shares of common stock were outstanding under the 2011 Plan), and 1,188,793 shares of common stock (plus any shares that might in the future be returned to the 2011 Plan, the 2000 Equity Incentive Plan (or the 2000 Plan) and the 2000 Non-Employee Directors' Stock Option Plan (or the Directors' Plan), as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2011 Plan, the 2000 Plan and the Directors' Plan (of which 469,478 shares remained available under the 2011 Plan). The weighted average exercise price of all options outstanding under the 2011 Plan as of March 15, 2013 was approximately $7.34, and the weighted average remaining term of such options was approximately 9.37 years. As of March 15, 2013, there were no shares subject to any other types of awards outstanding. A total of 87,140,632 shares of common stock were outstanding as of the record date.

        Subject to approval of this Proposal 4, the number of shares available for issuance under the 2011 Plan will be reduced by (i) one share for each share of common stock issued pursuant to an option grant or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.64 shares for each share of common stock issued pursuant to stock bonus awards, restricted stock awards, stock unit awards, performance stock awards, or other stock awards granted under the 2011 Plan.

        If awards granted under the 2011 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2011 Plan. If unvested shares of common stock issued pursuant to stock awards under the 2011 Plan are forfeited or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2011 Plan. If a stock award granted under the 2011 Plan is settled in cash, then the shares of common stock not issued under such stock award will again become available for issuance under the 2011 Plan.

        Subject to approval of this Proposal 4, to the extent there is a share of common stock issued pursuant to a stock award that counted as 1.64 shares against the number of shares available for issuance under the 2011 Plan and such share of common stock again becomes available for issuance under the 2011 Plan, then the number of shares of common stock available for issuance under the 2011 Plan shall increase by 1.64 shares.

        If shares of common stock subject to an award are not delivered to a participant because such shares instead are withheld for payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award ("net exercised"), then the number of shares that are not delivered will not again be available for issuance under the 2011 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2011 Plan.

ELIGIBILITY

        Incentive stock options may be granted under the 2011 Plan only to employees (including officers) of Rigel and our affiliates. Employees (including officers), directors and consultants of both Rigel and our affiliates are eligible to receive all other types of awards under the 2011 Plan.

        No incentive stock option may be granted under the 2011 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Rigel or any affiliate of Rigel, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2011 Plan and any other such plans of Rigel and our affiliates) may not exceed $100,000.

        No employee may be granted options under the 2011 Plan covering more than 1,500,000 shares of common stock during any calendar year (the "Section 162(m) Limitation").

TERMS OF OPTIONS

        Options may be granted under the 2011 Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2011 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant, which is defined under the 2011 Plan to be the closing price of our common stock on the day immediately preceding the grant date. As of March 15, 2013, the closing price of our common stock as reported on the Nasdaq Global Market was $6.92 per share.

        The exercise price of options granted under the 2011 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Rigel common stock owned by the participant, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement or (iv) in any other form of legal consideration acceptable to the Board.

        Vesting.    Options granted under the 2011 Plan may become exercisable, or "vest," in cumulative increments, as determined by the Board. Shares covered by currently outstanding options under the 2011 Plan typically vest monthly during the participant's employment by, or service as a director or consultant to, Rigel or an affiliate (collectively, "service"), and certain options do not begin to vest until the first anniversary of the grant date. Shares covered by options granted in the future under the 2011 Plan may be subject to different vesting terms. Our Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2011 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Rigel to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Tax Withholding.    To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Rigel to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Rigel common stock or by a combination of these means.

        Term; Termination of Service.    The maximum term of options under the 2011 Plan is 10 years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options under the

2011 Plan generally terminate upon the earlier to occur of the original expiration date of the option and three months after termination of the participant's service. However, in the event that (i) a participant's termination is due to the participant's permanent and total disability (as defined in the Code), the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination (but in no event beyond the original expiration date of the option); or (ii) the participant dies before the participant's service has terminated or within the period (if any) specified in the stock option agreement after termination of such service for a reason other than death, the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months following the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution (but in no event beyond the original expiration date of the option). A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service; provided, that the option may not, in any event, be exercised beyond the original expiration date of the option.

        A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months (that need not be consecutive) after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

RESTRICTIONS ON TRANSFER

        Typically, the participant may not transfer an option other than by will or by the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, a participant may designate a beneficiary who may exercise the stock option following the participant's death. Shares subject to repurchase by Rigel under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

TERMS OF STOCK BONUS AWARDS AND RESTRICTED STOCK AWARDS

        Stock bonus awards may be granted under the 2011 Plan pursuant to stock bonus agreements. Restricted stock awards may be granted under the 2011 Plan pursuant to restricted stock purchase agreements. No stock bonus awards or restricted stock awards have been granted under any equity plan of the Company.

        Payment.    Our Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of our common stock on the date the award is made or the date of purchase. Our Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2011 Plan must be paid either in cash at the time of purchase or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement (except with respect to payment of par value) or (ii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the stock bonus agreement or restricted stock purchase agreement may, but need not, be subject to a repurchase option in favor of Rigel in accordance with a vesting schedule as determined by the Board. Our Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2011 Plan.

        Termination of Service.    Upon termination of a participant's service, the Company may repurchase or otherwise reacquire any shares of stock that have not vested as of such termination under the terms of the restricted stock purchase agreement.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such transfer is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

TERMS OF STOCK APPRECIATION RIGHTS

        Stock appreciation rights may be granted under the 2011 Plan pursuant to stock appreciation rights agreements. No stock appreciation rights have been granted under any equity plan of the Company.

        Exercise.    Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value of our common stock on the date of exercise over the strike price, determined by the Board on the date of grant.

        Settlement of Awards.    The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, any combination of these means, or any other form of consideration determined by the Board.

        Vesting.    Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

        Term.    Upon termination of a participant's service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term, which shall be no greater than 10 years according to our policy.

TERMS OF STOCK UNIT AWARDS

        Stock unit awards may be granted under the 2011 Plan pursuant to stock unit award agreements. No stock unit awards have been granted under any equity plan of the Company.

        Consideration.    The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

        Settlement of Awards.    A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means, as determined by the Board.

        Vesting.    Stock unit awards vest at the rate specified in the stock unit award agreement, as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

        Dividend Equivalents.    Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. We do not anticipate paying cash dividends on our common stock for the foreseeable future, however.

        Termination of Service.    Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant's termination of service.

PERFORMANCE-BASED STOCK AWARDS

        Under the 2011 Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment during a certain period of time of certain performance goals. All employees of Rigel and its affiliates and directors of Rigel are eligible to receive performance-based stock awards under the 2011 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed the value of 1,500,000 shares of Rigel's common stock.

        Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. While we believe it is in the best interests of Rigel and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation," we cannot guarantee that such compensation ultimately will be deductible by us. For the grant of awards under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested and/or exercisable).

        In granting a performance-based stock award, the Board will set a period of time (a "performance period") over which the attainment of one or more goals ("performance goals") will be measured for the purpose of determining whether the award recipient has a vested right in or to such stock award. If the award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria ("performance criteria") enumerated in the 2011 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the 2011 Plan shall be determined by the Board, based on a service condition or on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board.

        The Board is authorized, at any time in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (I) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (II) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting Rigel, or the financial statements of Rigel, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (III) in view of the Board's assessment of the business strategy of Rigel, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by Rigel achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (c) to exclude the effect of any change in the outstanding shares of common stock of Rigel by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        Compensation attributable to performance-based stock awards under the 2011 Plan may qualify as performance-based compensation, provided that: (i) the award is granted by a Compensation Committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and (iii) the Compensation Committee certifies in writing, prior to the granting (or exercisability) of the award, that the performance goal has been satisfied.

ADJUSTMENT PROVISIONS

        If any change is made to the outstanding shares of Rigel's common stock without the Company's receipt of consideration (whether through merger, consolidation, reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments will be made to the type(s), class(es) and number of shares of common stock subject to the 2011 Plan and outstanding awards. In that event, the 2011 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2011 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of (i) a sale, lease or other disposition of all or substantially all of the Company's securities or assets, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the 2011 Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

        The 2011 Plan provides that, in the event of a dissolution or liquidation of Rigel, all outstanding awards under the 2011 Plan will terminate prior to such event and shares of common stock subject to the Company's repurchase option may be repurchased by the Company, notwithstanding whether the holder is still providing services to Rigel.

        The acceleration of an award in the event of a corporate transaction may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our Board may suspend or terminate the 2011 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2011 Plan will terminate on March 22, 2021.

        Our Board generally may amend the 2011 Plan at any time or from time to time; provided, that no amendment may impair the rights under existing awards without the participant's written consent. In addition, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2011 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the 2011 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. Our Board may submit any other amendment to the 2011 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of any outstanding stock awards or to replace any outstanding stock awards with new stock awards without obtaining stockholder approval within 12 months prior to such event.

FEDERAL INCOME TAX INFORMATION

        The following is a summary of the principal United States federal income tax consequences to employees and the Company with respect to participation in the 2011 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2011 Plan. The 2011 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

        Incentive Stock Options.    Incentive stock options under the 2011 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the participant or Rigel by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a "qualifying disposition") will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of the disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Rigel will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2011 Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or Rigel by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. Upon the receipt of shares under a restricted stock award, the participant normally will recognize ordinary income equal to the excess of the stock's fair market value over the purchase price, if any, for the restricted stock. However, an exception to this general rule may apply if the stock is subject to certain types of vesting restrictions such that it is subject to a "substantial risk of forfeiture" (as defined in Section 83 of the Code). In such event, unless the participant makes a Section 83(b) election under the Code within 30 days after the acquisition of the restricted stock, he or she generally will not recognize any income until such "substantial risk of forfeiture" lapses, and the income recognized will be based on the fair market value of the stock on such future date. In addition, the participant's holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin on the date the "substantial risk of forfeiture" lapses. If a participant files a Section 83(b) election, he or she must report ordinary income equal to the difference between the stock's fair market value and the purchase price, if any. When the participant later sells such shares, any additional gain or any loss will be characterized as capital gain or loss, which will be long-term or short-term depending on the length of time the shares are held.

        With respect to employees, Rigel is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Rigel will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right, or from regular wages or supplemental wage payments, an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Restricted Stock Bonus Awards.    Upon receipt of a restricted stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. The Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

        However, if the shares issued upon the grant of a restricted stock bonus award are unvested and subject to reacquisition or repurchase by the Company in the event of the participant's termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company's reacquisition or repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the reacquisition or repurchase right lapses over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition or repurchase right lapses.

        Upon disposition of the stock acquired upon the receipt of a restricted stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Stock Unit Awards.    No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the vested shares subject to that unit are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Rigel, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a Compensation Committee solely comprising "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m) of the Code only if (i) the award is granted by a Compensation Committee solely comprising "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

NEW PLAN BENEFITS

        Awards under the 2011 Plan are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the 2011 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2011 Plan.

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted under the 2011 Plan as of March 15, 2013 to (i) our Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all current employees, including officers who are not executive officers, as a group.

Name	Number of Options Granted as of March 15, 2013
James M. Gower	0
Donald G. Payan, M.D.	400,000
Raul R. Rodriguez	300,000
Elliott B. Grossbard, M.D.	300,000
Ryan D. Maynard	300,000
All Current Executive Officers as a Group (6 individuals)	1,600,000
All Current Directors who are not Executive Officers as a Group (6 individuals)	0
All Current Employees, excluding Executive Officers, as a Group (160 individuals)	2,005,492

Each Other Current 5% Holder or Future 5% Recipient	0

Total	3,605,492

        No shares have been issued under the 2011 Plan to any associate of any director, nominee or executive officer.

REQUIRED VOTE

        Stockholders are requested in this Proposal 4 to approve the amendments to the 2011 Plan described above. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the amendments to the 2011 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The amendments to the Company's 2011 Plan will not go into effect if our stockholders do not vote "FOR" the approval of the amendments to the 2011 Plan. A copy of the 2011 Plan, as amended, is appended to this proxy statement as Appendix C.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        At the 2011 Annual Meeting, our stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a "say-on-pay vote," every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Board is again asking the shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules.

        This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The compensation of our Named Executive Officers subject to the vote is disclosed in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosure contained in this proxy statement.

        As discussed in the Compensation Discussion and Analysis section of this proxy statement, we believe that our compensation policies and decisions are designed to motivate our management team to create long-term value for our stockholders by achieving strategic business objectives while effectively managing the risks and challenges inherent in a clinical stage biotechnology company. Further, we believe that our long-term success depends in large measure on the talents of our employees. Our compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce and experienced executives to lead us successfully in a competitive environment. We believe that our current executive compensation program directly links executive compensation to performance, aligning the interests of our executive officers with those of our stockholders. We encourage you to review carefully the Compensation Discussion and Analysis beginning on page 63 of this proxy statement and the tabular and other disclosures on executive compensation beginning on page 79 of this proxy statement

        Accordingly, our Board is asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement by casting a non-binding advisory vote "For" the following resolution:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. In response to receiving less than 50% of the votes cast FOR this proposal in 2012, we made a substantial effort to communicate with stockholders representing a majority of our outstanding common stock to garner comments and opinions and better understand any concerns they might have regarding our compensation practices and policies prior to the Compensation Committee's determination of executive compensation for 2013. The Compensation Discussion and Analysis, beginning on page 63, describes some of this feedback and reflects response to this outreach effort.

        Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        In connection with the audit of the 2012 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit and interim review services for the Company, which engagement agreement is subject to alternative dispute resolution procedures.

        The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2011 by Ernst & Young LLP, the Company's independent registered public accounting firm.

	Fiscal Year Ended
	2012	2011
	(in thousands)
Audit fees	$697	$720
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$697	$720

        "Audit fees" consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. Audit fees in 2012 included $125,000 fees related to comfort letters associated with our public offering in 2012. Audit fees in 2011 included approximately $168,000 of fees related to comfort letters associated with our public offering in 2011.

        "Audit-related fees" consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." No such fees were billed during either fiscal year 2012 or 2011.

        "Tax fees" include fees for tax compliance, tax planning and tax advice. No tax fees were billed in 2012 or 2011.

        "All other fees" consist of fees for products and services other than the services described above. No such fees were billed during either fiscal year 2012 or 2011.

        All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee pre-approves all audit and permissible non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm, or on an individual, explicit case-by-case basis, before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 6.

MANAGEMENT
EXECUTIVE OFFICERS

        Set forth below is the name, age, position and a brief summary of the business experience of each of our executive officers as of March 15, 2013.

Name	Age	Position
James M. Gower	64	Chief Executive Officer, Chairman of the Board and Director
Donald G. Payan, M.D.	64	Executive Vice President and President of Discovery and Research
Ryan D. Maynard	43	Executive Vice President and Chief Financial Officer
Raul R. Rodriguez	52	President and Chief Operating Officer
Elliott B. Grossbard, M.D.	65	Executive Vice President and Chief Medical Officer
Dolly A. Vance	48	Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary

        James M. Gower has been our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Gower joined us as President, Chief Executive Officer and as a member of our Board in January 1997. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent 10 years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his 10 years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower served on the Board of Directors of Cell Genesys, Inc. from 1996 until 2009. He holds a B.S. and an M.B.A. in Operations Research from the University of Tennessee.

        Donald G. Payan, M.D., one of our co-founders, has been a member of our Board since July 1996. In February 2008, Dr. Payan became our Executive Vice President and President of Discovery and Research. Prior to this, he had served as Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1992 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan did his residency training in Medicine at the Massachusetts General Hospital, and is a former Professor at the University of California, San Francisco and member of The Howard Hughes Medical Institute.

        Ryan Maynard has served as our Executive Vice President and Chief Financial Officer since March 2010. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Vice President of Finance and Acting Chief Financial Officer and became our Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young, LLP, where he became a certified public accountant. Mr. Maynard holds a B.S. in Commerce—Accounting from Santa Clara University.

        Raul R. Rodriguez has served as our President and Chief Operating Officer since March 2010. He joined us as Vice President, Business Development in April 2000, became our Senior Vice President, Business Development and Commercial Operations in December 2002 and became our Executive Vice President and Chief Operating Officer in June 2004. From 1997 to March 2000, he served as Senior

Vice President, Business Development and Operations for Ontogeny, Inc., a biotechnology company. From 1994 to 1997, he served as the Executive Director, Business Development and Market Planning for Scios, Inc., a pharmaceutical company. From 1989 to 1994, Mr. Rodriguez held various positions at G.D. Searle & Company, a pharmaceutical company. In these companies, Mr. Rodriguez held positions of increasing responsibility in the areas of business development and planning. After earning his Bachelor's degree from Harvard College, Mr. Rodriguez went on to earn his Masters of Public Health at the University of Illinois and subsequently received his M.B.A. at the Stanford Graduate School of Business.

        Elliott B. Grossbard, M.D., has served as our Senior Vice President of Medical Development since April 2002. In February 2008, Dr. Grossbard became our Executive Vice President, Chief Medical Officer. Prior to joining Rigel, Dr. Grossbard was Vice President, Clinical Affairs for Avigen Inc., an Alameda-based gene therapy products company. Before that, Dr. Grossbard served as Senior Vice President of Development and Vice President of Medical and Regulatory Affairs at Scios, Inc. During his tenure there, he oversaw several operational areas, including pharmacology/toxicology, quality control/quality and manufacturing/process sciences. He was also integral in the clinical development of Scios' lead compound Natrecor® ("nesiritide"), which was recently approved by the FDA for the treatment of acute heart failure, and the preclinical development of a variety of proteins, peptides and small molecules. From 1982 through 1990, Dr. Grossbard held the positions of Associate Director, Clinical Research, and Director, Clinical Research at Genentech Inc. At Genentech, he directed the development of the thrombolytic agent Activase® tissue plasminogen activator ("TPA") from the earliest preclinical studies through clinical trials, NDA filing and FDA approval. Dr. Grossbard joined Genentech from Hoffman-LaRoche where he held various positions in clinical research. Dr. Grossbard's primary research focus at Roche was on the interferon-alpha (Roferon®) program. Prior to joining the corporate sector, Dr. Grossbard held numerous academic appointments at such leading research institutions as Memorial Sloan-Kettering and Cornell University Medical Center, including Director of the Adult Bone Marrow Transplant Program at Memorial Sloan-Kettering. Dr. Grossbard received his B.A. from Columbia College in 1969 and his M.D. from Columbia University in 1973. In addition, he received a M.S. in Law from Yale University School of Law in 1981. He trained in Medicine at Massachusetts General Hospital and in Hematology at Columbia University and Sloan-Kettering.

        Dolly A. Vance has served as our Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary since March 2010. Ms. Vance had been serving as Senior Vice President, General Counsel and Corporate Secretary since January 2007 and Vice President and General Counsel since January 2003. She joined Rigel in September 2000 as Rigel's first in-house counsel. Until September 2000, she was at the law firm of Flehr Hohbach Test Albritton & Herbert LLP (now Dorsey & Whitney LLP), where she was a partner. Prior to law school she worked in various research laboratories, including the laboratory of Norman Davidson at California Institute of Technology. She holds a Bachelor's degree from University of California, San Diego and a J.D. from Boston University School of Law.

        Our executive officers are appointed by our Board and serve until their successors are elected or appointed. There are no family relationships among any of our directors or executive officers.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        As of March 15, 2013, stock options covering an aggregate of 15,614,170 shares of common stock were outstanding under the 2011 Plan, the 2000 Plan, and the Directors' Plan (3,620,628 under the 2011 Plan, 11,386,722 under the 2000 Plan and 606,820 under the Directors' Plan), and 1,188,793 shares of common stock (plus any shares that might in the future be returned to the 2011 Plan, the 2000 Plan and the Directors' Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2011 Plan, the 2000 Plan and the Directors' Plan (469,478 shares under the 2011 Plan, 237,953 shares under the 2000 Plan and 481,362 shares under the Directors' Plan). The weighted average exercise price of all options outstanding as of March 15, 2013 was approximately $10.87 ($7.34 for shares under the 2011 Plan, $11.98 for shares under the 2000 Plan and $11.27 for shares under the Directors' Plan), and the weighted average remaining term of such options was approximately 6.11 years (9.37 years under the 2011 Plan, 5.09 years under the 2000 Plan and 5.88 years under the Directors' Plan). Except as set forth above, as of March 15, 2013, 200,000 shares of common stock were subject to issuance upon the exercise of outstanding non-compensatory warrants and no other shares were subject to issuance upon the conversion of any convertible securities. A total of 87,140,632 shares of common stock were outstanding as of the record date.

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2012.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	13,804,377	$11.45	3,666,333	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	13,804,377	$11.45	3,666,333	(1)

(1)
Includes 467,747 shares of common stock authorized for future issuance under Rigel's 2000 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 15, 2013 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Rigel Pharmaceuticals, Inc., 1180 Veteran Boulevard, South San Francisco, CA 94080.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Five percent stockholders
FMR LLC(2) 82 Devonshire Street Boston, MA 02109	13,282,972	15.24%
Wellington Management Company, LLP(3) 75 State Street Boston, MA 02109	9,345,919	10.73%
Entities Affiliated with Biotechnology Value Fund, LLP(4) 900 North Michigan Avenue Suite 110 Chicago, Illinois 60611	7,867,997	9.03%
Entities Affiliated with BlackRock, Inc.(5) 40 East 52nd Street 22 Liberty Street New York, NY 10281	6,028,338	6.92%
Entities Affiliated with Oppenheimer Funds, Inc.(6) Two World Financial Center New York, NY 10022	6,000,000	6.89%
T. Rowe Price Associates, Inc.(7) 100 E. Pratt Street Baltimore, MD 21202	4,966,200	5.70%
Entities Affiliated with Deerfield Group(8) 780 Third Avenue, 37th Floor New York, NY 10017	4,642,084	5.33%
Vanguard Group(9) 100 Vanguard Blvd. Malvern, PA 19355	4,626,012	5.31%
Directors and executive officers
James M. Gower(10)	1,814,120	2.08%
Donald G. Payan, MD(11)	1,385,916	1.59%
Raul Rodriguez(12)	1,295,973	1.49%
Elliott B. Grossbard, M.D.(13)	1,051,999	1.21%
Ryan D. Maynard(14)	875,209	1.00%
Walter H. Moos, Ph.D.(15)	126,529	*
Stephen A. Sherwin, M.D.(16)	125,417	*
Hollings C. Renton(17)	123,750	*
Peter S. Ringrose, Ph.D.(18)	113,750	*
Bradford S. Goodwin(19)	103,750	*
Gary A. Lyons(20)	99,294	*
All executive officers and directors as a group (12 persons)(21)	8,147,597	9.35%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 87,140,632 shares of our common stock outstanding on March 15, 2013, adjusted as required by rules.

(2)
Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC ("FMR") and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 13,282,972 shares of the common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The ownership of one investment company, Fidelity Growth Company Fund ("Fidelity"), amounted to 7,598,295 shares of the common stock outstanding. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds, each has sole power to dispose of 13,282,972 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of shares of Series B voting common stock of FMR, representing approximately 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all shares of Series B voting common stock will be voted in accordance with the majority vote of shares of Series B voting common stock. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act, to form a controlling group with respect to FM LLC. Neither FMR nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3)
Wellington Management Company, LLP ("Wellington Management"), an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) promulgate under the Exchange Act, may be deemed to have beneficial ownership of 9,345,919 shares of the common stock of that are held of record by clients of Wellington Management. Those clients have the right to receive, or the power to direct the receipt of, dividends or the proceeds from the sale of such securities. No such client is known to have such right or power with respect to more than five percent of our common stock.

(4)
These shares of common stock are held as follows: Biotechnology Value Fund, L.P. ("BVF") beneficially owns 1,346,476 shares; Biotechnology Value Fund II, L.P. ("BVF2") beneficially owns 774,632 shares, BVF Investments LLC ("BVLLC") beneficially owns 5,233,344 shares; and Investment 10, L.L.C. ("ILL10") beneficially owns 513,545 shares. BVF Partners, L.P. ("Partners") as the general partner of BVF and BVF2, the manager of BVLLC and the investment advisor of ILL10, may be deemed to beneficially own 7,867,997 shares of common stock beneficially owned in the aggregate by BVF, BVF2, BVLLC and ILL10. BVF Inc. as the general partner of Partners, may be deemed to beneficially own the 7,867,997 shares of common stock beneficially owned by Partners. Mark N. Lampert, as director and officer of BVF, Inc., may be deemed to beneficially own 7,867,997 shares of common stock beneficially held by BVF, Inc. Each of the Partners, BVF Inc., and Mr. Lampert disclaim beneficial ownership of the shares of common stock beneficially owned by BVF, BVF2, BVLLC and ILL10.

(5)
These shares of common stock were previously held by Barclays Global Investors, NA and Barclays Global Fund Advisors. As a result of the acquisition by BlackRock, Inc. of Barclays Global Investors from Barclays Bank PLC., Barclays Global Investors, NA is included as a subsidiary of BlackRock, Inc.

(6)
Oppenheimer Funds, Inc., an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) promulgated under the Exchange Act, beneficially owns 6,000,000 shares of the common stock, 6,000,000 shares of which are beneficially owned by Oppenheimer Global Opportunities Fund, an investment company registered under section 8 of the Investment Company Act of 1940. For purposes of the reporting requirements of the Exchange Act, Oppenheimer Funds, Inc. may be deemed to be a beneficial owner of such securities.

(7)
T. Rowe Price Associates, Inc. ("Price Associates") does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time.

(8)
These shares of common stock are held as follows: Deerfield Management, L.P. beneficially owns 4,617,084 shares, Deerfield Partners, L.P. beneficially owns 1,658,761 shares, Deerfield Special Situations Fund, L.P. beneficially owns 365,325 shares, Deerfield Management Company, L.P. beneficially owns 4,617,084 shares, Deerfield International Master Fund, L.P. beneficially owns 2,164,035 shares, Deerfield Special Situations Fund International Master Fund, L.P. owns 428,963 shares and James E. Flynn beneficially owns 4,642,084 shares.

(9)
The Vanguard Group ("Vanguard"), an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) promulgated under the Exchange Act, may be deemed to have beneficial ownership of 4,626,012 shares of the common stock that are held of record by clients of Vanguard. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 105,598 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 2,800 shares as a result of its serving as investment manager of Australian investment offerings.

(10)
Includes 1,627,499 shares subject to stock options which are exercisable within 60 days.

(11)
Includes 1,277,582 shares subject to stock options which are exercisable within 60 days.

(12)
Includes 1,261,388 shares subject to stock options which are exercisable within 60 days.

(13)
Includes 1,049,999 shares subject to stock options which are exercisable within 60 days.

(14)
Includes 875,209 shares subject to stock options which are exercisable within 60 days.

(15)
Includes 124,307 shares subject to stock options which are exercisable within 60 days.

(16)
Includes 125,417 shares subject to stock options which are exercisable within 60 days.

(17)
Includes 123,750 shares subject to stock options which are exercisable within 60 days.

(18)
Includes 113,750 shares subject to stock options which are exercisable within 60 days.

(19)
Includes 93,750 shares subject to stock options which are exercisable within 60 days.

(20)
Includes 99,294 shares subject to stock options which are exercisable within 60 days.

(21)
Includes shares owned by and granted to executive officers and directors. Includes 7,802,732 shares subject to stock options which are exercisable within 60 days of March 15, 2013, as described in the notes above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        Our Compensation Committee reviews and approves our executive compensation philosophy, objectives and methods, evaluates the performance of the Company and our executive officers, and either approves executive compensation or makes recommendations for ratification by our independent Board members. Between Board meetings, our Compensation Committee consults with various members of management, other committees of the Board or other members of the Board and/or independent third party consultants, where appropriate, and reviews management's compensation recommendations. The members of our Compensation Committee are appointed by our Board, and each member is an independent director (as "independence" is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The members of our Compensation Committee are Mr. Gary A. Lyons, who is currently the chairman, Dr. Walter H. Moos and Dr. Peter S. Ringrose.

Background

        This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices for the following executives, who are referred to in this Compensation Discussion and Analysis and in the subsequent tables as our "Named Executive Officers":

  •
  James M. Gower, our Chief Executive Officer;

  •
  Donald G. Payan, M.D., our Executive Vice President and President of Discovery and Research;

  •
  Elliott B. Grossbard, M.D., our Executive Vice President and Chief Medical Officer;

  •
  Raul R. Rodriguez, our President and Chief Operating Officer; and

  •
  Ryan D. Maynard, our Executive Vice President and Chief Financial Officer.

Executive Summary

        Our executive compensation and benefits program is designed to retain key executive talent and to motivate our management team to create long-term value for our stockholders by achieving our strategic business objectives while effectively managing the risks and challenges inherent in a clinical stage biotechnology company. We try to ensure that a material portion of executive compensation is tied to company performance—including the achievement of strategic business objectives, product development, and financial performance and cash position. Our compensation packages combine short and long-term compensation components, cash and equity components, and fixed and contingent components, in proportions that our Compensation Committee believes are optimized to most effectively attract and retain exceptional senior management while motivating them to achieve maximum stockholder value. Our executive officers' base salaries, target annual cash incentive compensation and annual equity incentive award amounts are set at levels that are designed to promote achievement of challenging short-term and long-term corporate goals and to be competitive with companies that the Compensation Committee considers to be peers in our industry, while also encouraging our executive officers to work for our long-term prosperity and stockholder value, without taking unnecessary or excessive risks.

        The following key governance features underlie our compensation program:

  •
  Our executive compensation programs are administered by a Compensation Committee comprised solely of independent directors.

  •
  Our executive compensation programs are structured to avoid inappropriate risk taking by our executive officers. Please see the discussion entitled "Risk Assessment of Compensation Policies and Practices" beginning on page 17 for more information on how the Compensation

    Committee concluded that the risks arising from our employee compensation programs do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company and instead encourage behaviors that support sustainable value generation.

  2012 Business Highlights

        Since the beginning of 2012, we have experienced the following business milestones:

  •
  In December 2012, we announced that, as reported by AstraZeneca ("AZ"), the Phase 3 trials of fostamatinib in the OSKIRA (Oral SYK Inhibition in Rheumatoid Arthritis) program are proceeding on course. The OSKIRA Phase 3 studies are expected to report top line results in the second quarter of 2013. AZ expects to submit regulatory filings in the United States and European Union for fostamatinib use in combination with a disease modifying anti-rheumatic drug, based on the OSKIRA Phase 3 program, by the end of 2013.

  •
  In December 2012, AZ released top-line results of OSKIRA-4, a Phase 2b monotherapy study of fostamatinib in development as an oral treatment for RA. In the OSKIRA-4 study, fostamatinib as a monotherapy met the first primary objective showing statistical significance over placebo. However, in a separate arm of the trial, fostamatinib did not meet its second primary objective to show non-inferiority to adalimumab monotherapy.

  •
  In December 2012, we initiated a Phase 1 clinical study with R348, a topical JAK/SYK inhibitor, as a potential therapeutic for chronic dry eye

  •
  In October 2012, we completed a public offering of 15,237,750 shares of our common stock, resulting in net proceeds of approximately $135.7 million, after deducting underwriting discounts and commissions and offering expenses.

  •
  In September 2012, we commenced Phase 2 clinical studies with two of our most advanced proprietary therapeutic product candidates, R343, an inhaled SYK inhibitor that is being evaluated as a potential treatment for allergic asthma, and R333, a topical dermatological JAK/SYK inhibitor aimed at treating various phases of discoid lupus erythematosus. We expect results for these trials in the second half of 2013.

  •
  In June 2012, we entered into an exclusive worldwide license agreement with AZ for the global development and commercialization of R256, an inhaled JAK inhibitor shown to inhibit interleukin (IL)-13 and IL-4 signaling, which is being investigated as a treatment for moderate to severe chronic asthma.

  2012 Compensation Program Highlights

        We believe the compensation awarded to our Named Executive Officers for the 2012 performance period reflected our pay-for-performance philosophy. In particular, we believe 2012 executive compensation accurately reflected our Named Executive Officers' ability to successfully manage our business, add long-term value for our stockholders and deliver solid 2012 financial, strategic and operational results, as described above under "2012 Business Highlights".

        The highlights of our 2012 executive compensation program include:

Focus on Performance:

        For 2012, approximately 70% of the total direct compensation for Mr. Gower, and an average of approximately 69% of the total direct compensation of all of our Named Executive Officers, was performance-based, either in the form of cash compensation that is subject to the achievement of corporate performance goals or stock options that require an increase in our stock price to result in gain to our executives. Base salaries, the only component of our direct compensation mix that is not "at-risk," represented an average of approximately 30% of the total direct compensation of our Named Executive Officers in 2012.

        We note that the stock option values disclosed in the executive compensation tables below generally reflect the grant-date fair market values of stock options, but the actual economic value of any such stock options realized by the executive will depend directly on the performance of our stock price over the period during which the options can be exercised, which is generally 10 years from the date of grant, and therefore our Compensation Committee does not take the grant-date fair market value into consideration when determining the size of option grants. Rather, performance and contributions of the Named Executive Officer in serving our long-term goals were the primary considerations in determining executive compensation in early 2012. The value realized by an executive for options could be as little as zero if our stock price was less than the exercise price of options pursuant to which the stock was issued. Stock option grants are generally given very early in the year and better reflect the performance of the executives in the prior year than in the year in which they are granted.

  •
  Mr. Gower's total direct compensation in 2012 was higher than in 2011, primarily because of a January 2012 stock option grant of 225,000 shares of our common stock that was valued at more than his grant in January 2011 of 65,000 shares, which was somewhat smaller than his annual option grant in recent years. This valuation of stock options created an approximately 59% increase in total direct compensation despite Mr. Gower's earning less performance-based cash compensation in 2012 than in 2011. Mr. Gower's total direct compensation in 2012 was less than in 2010.

  •
  To date, Mr. Gower has not sold shares from the exercise of any of his options. Although base salary is materially the same, for 2013, Mr. Gower's total compensation is expected to be less than in 2012, but more than 2011, primarily due to changes in the value of options granted year over year and reflective of our focus on performance structure in which total compensation is heavily tied to performance.

  •
  As reflected by the goals established under our short-term cash incentive plans, we continue to believe that executive compensation should be tied to goals related to our pipeline of potential product candidates, clinical development and collaborations with respect to current or potential product candidates and our cash position—that is, goals that help increase stockholder value and contribute to the long-term stockholder return and prosperity of the Company, particularly given the volatile nature of our industry.

  •
  We have only granted bonuses that are based on performance. The Compensation Committee decided that our Named Executive Officers' variable cash incentive compensation for 2012 should be dependent upon the achievement of specific and objective company performance goals that focus on creating incentives for management to achieve strategically important operational goals designed to translate into longer-term financial performance, as well as specific annual financial goals instrumental to achieving these operational goals and to the overall success of the Company.

  •
  As a policy, we no longer provide employment agreements to any newly hired executive officers, except in exceptional circumstances and as approved by our Compensation Committee on a case-by-case basis, and none of our executive officers are provided with guaranteed equity compensation, or a guaranteed salary increase or non-performance based bonus pursuant to any plan or agreement.

        The table below illustrates the components compensation and the percent of that compensation that is at-risk, performance based compensation for each named executive officer:

	2012 Base Salary	Target Bonus	Equity % of TDC	% of TDC at-risk (target bonus + equity)
James M. Gower	$671,612	$402,967	54%	71%
Donald G. Payan, M.D.	$540,648	$270,324	58%	72%
Elliott B. Grossbard, M.D.	$503,709	$251,855	52%	68%
Raul R. Rodriguez	$533,063	$319,838	49%	68%
Ryan D. Maynard	$426,420	$213,210	56%	71%

Change of Control Arrangements:

  •
  Our employment agreement with Dr. Payan and our Change of Control Severance Plan (the "Severance Plan") contain a "double trigger" mechanism for those individuals to be eligible for any change of control severance benefits. Neither Dr. Payan's employment agreement nor the Severance Plan provide for excessive change of control benefits—that is, they do not provide for change of control benefits greater than 2.5 times base salary and eligible bonus for any time period after Dr. Payan's or a participating officer's qualifying termination.

  •
  In December 2010, in light of trends and evolving best practices, we amended the Severance Plan to eliminate the tax gross-up payment with respect to the excise tax liability, if any, under Section 4999 of the Code related to any Section 280G excess parachute payment and replaced it with a best-after-tax provision. None of our executive officers are entitled to any gross-up payments with respect to tax liability under Section 4999 of the Code.

Perquisites and Other Benefits:

        We do not typically provide any perquisites to our executive officers. We provide general employment benefits to our executive officers on the same basis as the benefits provided to all of our employees, including health, vision and dental insurance, term life insurance, and short-term and long-term disability insurance.

Response to 2012 Say-on-Pay Vote.

        We held an advisory stockholder vote on executive compensation at our annual stockholder meeting in 2012. Our stockholders did not approve, on an advisory basis, our say-on-pay proposal, with only 45% of stockholders voting in favor of the proposal. The Compensation Committee strives to receive as high a vote as possible from the stockholders with respect to advisory approval of executive compensation. We were disappointed in our vote result, recognized the need to better understand our investors' opinions, and initiated a review to gain further feedback from key stockholders on their perspectives of our executive compensation programs. Despite the failure to achieve the vote we desired, our Compensation Committee decided not to make any mid-year adjustments to our 2012 compensation structure, primarily because nearly half of the fiscal year had passed by the time vote was made, and issues with compensation metrics did not appear to be the driving force behind the negative vote.

        However, the Compensation Committee determined that an investor outreach effort should be made prior to determining compensation for 2013. Therefore, in light of the failure to achieve an affirmative vote on the advisory say-on-pay proposal at our annual stockholder meeting in 2012, we embarked on a thorough effort to gather feedback from key stockholder regarding our executive compensation programs and Compensation Committee decisions in 2012. We garnered input from individual and institutional stockholders representing a majority of our outstanding common stock (including representatives of mutual fund families, investment managers of US and non-U.S. investment funds and private and public pension funds), including the following activities:

  •
  we performed telephonic interviews with investors;

  •
  reviewed written correspondence submitted by individual and institutional stockholders to our Board and management;

  •
  held internal discussions with employees; and

  •
  analyzed market practices at peer companies.

        Throughout these discussions, the primary concerns of our stockholders that we communicated with were that they would like us to provide a more detailed discussion of the specific goals to which performance compensation is tied and how those goals related to the interests, particularly the long-term interests, of our stockholders, and that they would like to see multi-year vesting periods for the stock options granted to our executive officers. Several stockholders also mentioned a desire to see the use of traditional stock performance metrics. Our Compensation Committee considered very carefully the failure to achieve the advisory vote in 2012 and the subsequent discussions with investors and analysis. The Compensation Committee noted that certain traditional performance metrics, such as revenue and total stockholder returns, are not necessarily indicative of operational or strategic growth for a clinical stage research and development company, like Rigel, without a product on the market. Our Compensation Committee believes that our progress with respect to our development program, and those of our partners, including both pre-clinical and clinical activities, as well and having a healthy cash position to support our continued development, are the most important factors, and are reflected in the corporate performance metrics which are at the core of our executive compensation program. Development of a drug candidate can take 10 to 15 years in many instances, and we closely track the progress of each program and new programs within our pipeline to monitor our success as a company over that development period. Long-term stockholder value will ultimately be dependent on the success of bringing the products we develop to market, or partnering them with collaborators to bring them to market, and our Compensation Committee strives to incentivize our senior management to create that value through a robust and attractive pipeline of drug candidates.

        As a result, and in consideration of the advisory vote received in 2012 and the feedback from our investors, our Compensation Committee continues to weigh executive compensation heavily towards performance-driven compensation and approves annual corporate performance goals that it believes will ultimately drive an increase in stockholder value over time. Consequently, as discussed in more detail below under "2013 Executive Compensation—Short-Term Cash Incentive Compensation," the most significant components of the established corporate performance goals for 2013 relate to advancing the development of product candidates already in the clinic and initiating the approval process of a drug candidate for commercial sale, by either the Company or its collaboration partners (particularly AZ). In addition, in light of the investor feedback received, the Compensation Committee determined to grant two-year vesting options to senior management in 2013 rather than options that vest over one year as previously granted, as more fully discussed below.

Process for Setting Executive Compensation and Role of Our Compensation Committee

        We seek to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. In order to achieve this, we evaluate and reward our executive officers based on their contributions to the achievement of annual goals and objectives set early in the year. Performance is reviewed at least annually through processes discussed further below, with a focus on our research, clinical, regulatory, financial and operational performance, and in view of economic and financial conditions affecting the performance period.

        Our Compensation Committee typically meets at least quarterly, and with greater frequency if necessary, to evaluate the performance of our executive officers and the impact that performance had on the achievement of our corporate strategies, business objectives and the long-term interests of our stockholders by:

  •
  carefully reviewing our corporate objectives and the scientific and business opportunities identified by our senior management and directors;

  •
  updating, from time to time, our compensation and benefit plan policies;

  •
  receiving updates on the various compensation options, emerging topics and best practices; customizing those compensation options to our business goals and objectives; and

  •
  either approving executive compensation arrangements or taking its recommendations to the independent members of the Board for approval.

        Typically, such evaluations are made throughout the year, with compensation packages awarded by the Compensation Committee or Board at quarterly meetings planned in advance. Awards of performance-based compensation for the previous year are typically made at the first-scheduled Compensation Committee meeting of the year, although circumstances may warrant a later determination if events of the previous year's work have not fully unfolded. Adjustments to base salary, if any, are also typically made in the first quarter of a calendar year.

        For executive compensation decisions, our Compensation Committee considers the recommendations of our Chief Executive Officer, James Gower. Mr. Gower participated in our Compensation Committee's deliberations concerning executive compensation matters in 2012 and was consulted on these matters in January of 2013. Mr. Gower did not, however, participate in the deliberations or determination of his own compensation. Our Chief Executive Officer also annually leads the development of our corporate objectives and goals, which are typically reviewed and recommended by the Compensation Committee and approved by the Board. Alternatively, the Compensation Committee may set the corporate objectives and goals pursuant to the powers delegated under the charter of the Compensation Committee. In 2012 and 2013, Dolly Vance, our General Counsel, also provided our Compensation Committee with general and company-specific information regarding compensation matters, as well as updates on compensation of our peer companies, as public information became available. Raul Rodriguez, our President and Chief Operating Officer, provided the Company's business and operations perspective for the Compensation Committee's final review of progress made on the goals set for 2012. Other than as described above, no other executive officers participate in the determination or recommendation of the amount or form of executive officer compensation. Our Compensation Committee does not delegate any of its functions to others in determining or recommending executive officer compensation, and, except as described below, we have not engaged any consultants with respect to executive compensation matters.

        From time to time, our Compensation Committee engages a well-established consulting firm to analyze our executive officers' compensation packages against the compensation packages of executive officers at comparable companies to ensure that our compensation packages are competitive with our peers, with the goal of retaining and adequately motivating our senior management. The Compensation Committee engaged Towers Watson as a compensation consultant in 2008 to produce a report on executive compensation practice of the companies we consider to be our peer group. However, due to the significant change in economic conditions since the draft was first prepared by Towers Watson, and a company-wide effort to reduce costs, the Compensation Committee has had management update the draft report, rather than Towers Watson, using publicly available information. The Compensation Committee referenced the management-updated report with respect to setting executive compensation for 2010 and 2011. The draft report prepared by Towers Watson and updated by management is discussed further under "Competitive Market Review and Benchmarking" below, and our 2012 executive compensation determinations and 2013 executive base salary determinations are discussed under "2012 Executive Compensation" and "2013 Executive Compensation", respectively, below. In September 2011, the Compensation Committee engaged Barney & Barney to review and identify a new peer comparative group of companies in order to assess our 2012 executive compensation packages and to review and analyze our non-employee director compensation program for 2012. This peer group was used to guide compensation decisions in both 2012 and 2013.

Executive Compensation Program

        We believe that the most effective compensation and benefits program is one that provides competitive base pay to recruit and retain high-level employees, rewards the achievement of established annual goals and objectives with appropriate non-equity incentive awards, and promotes long-term employment of key members of management with time-vesting equity compensation whose value is commensurate with company performance and the creation of value for our stockholders.

  Components of our Compensation Program

        Our performance driven compensation program consists of three components: base salary, short-term cash incentive compensation, and long-term equity incentive compensation. The Compensation Committee has determined that these three components, with a portion of total compensation allocated to "at-risk" performance-based incentives through the use of short-term cash incentive compensation, best align the interests of our executive officers with those of our stockholders. The Compensation Committee does not have any formal policies for allocating compensation among the three components. The Compensation Committee reviews relevant market compensation data and uses its judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that compensation is competitive and that we are able to attract and retain capable executive officers. In view of the continuing economic and financial environment, the Compensation Committee has reviewed the design and operation of our compensation programs, including the performance objectives and target levels used in connection with cash incentive awards, and determined that these arrangements remain in line with our corporate objectives.

        Base Salary.    The base salaries that we pay to our executive officers and other employees are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, knowledge and responsibilities required of each executive officer and to allow us to attract and retain officers capable of leading us to achieve our business goals in competitive market conditions. The base salaries of our Named Executive Officers are reviewed on at least an annual basis and adjustments are made to reflect performance-based factors, for the Company as well as the individual, and competitive market conditions, as discussed under "Competitive Market Review and Benchmarking" below. The Compensation Committee also takes into account subjective performance criteria, such as an executive officer's ability to lead, organize and motivate others, develop the skills necessary to mature with the Company, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. The Compensation Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer's contribution to our long-term success. Annual adjustments to salaries are effective as of January 1 of each year, with mid-year adjustments to salaries made under special circumstances, such as promotions or increased responsibilities, or in order to align certain salaries with those of individuals in peer companies.

        Short-Term Cash Incentive Compensation.    Annual cash incentive compensation is designed both to reward our executive officers for their contributions to the achievement of company goals and objectives, and to motivate our executive officers with respect to future performance. The goals and objectives on which the cash incentive compensation is based are designed to reflect progress towards achieving long-term value for the Company and its stockholders and, as a result, may fluctuate from year to year to reflect the Compensation Committee's determination of the progress made in that year. Therefore, our Compensation Committee views cash incentive compensation as an important component of both our short-term and long-term compensation packages. Awards under the cash incentive program are based on a thorough quantitative and qualitative review of facts and circumstances related to company, department, function and individual performance, as compared to the corporate goals approved by the Compensation Committee or the Board during the first part of the performance year. When establishing awards, the Compensation Committee also considers, among other things, general market and industry conditions and economic changes during the relevant performance year. The Compensation Committee reviews the cash incentive program on a regular basis to consider whether, and to what extent, an individual is eligible to receive an award pursuant to the applicable cash incentive plan. Each year, the Compensation Committee establishes a target bonus payout based on a percentage of the applicable individual's base salary. The target bonus payout for an individual varies depending on the individual's position and responsibilities. The corporate goals established by the Compensation Committee, or recommended by the Compensation Committee for approval by the Board, are designed to be aggressive, but are goals that the Compensation Committee believes can be attained if the Company performs according to plan. In the event the Company or an individual displays exemplary performance for the year, the Compensation Committee, in exercising its discretion, may grant or recommend bonuses in excess of the target bonus levels, up to a maximum of 120% of the individual's base salary. Alternatively, in the event the Company or an individual displays inadequate performance for the year, the Compensation Committee, in exercising its discretion, may grant or recommend cash bonuses that are less than the target bonus levels or no bonuses at all. Generally, in order to be eligible to receive the maximum bonus payout, the Company's performance must not only exceed the targets established by the Compensation Committee, but the individual's contribution to that achievement must exceed the contribution expected of that individual in the course of performing his or her duties at the level expected of someone in that individual's position.

        Long-Term Incentive Compensation.    Our long-term incentive compensation is in the form of stock option awards and is designed to align a component of our executives' compensation packages with the interests of our stockholders to create long-term value in the Company, as demonstrated through stock price performance. Our Compensation Committee grants time-vesting options to purchase our common stock to executive officers in order to tie this element of our compensation program to the long-term appreciation of our stock value, which is dependent on us achieving our corporate goals. Employees in more senior roles have an increasing proportion of their compensation tied to long-term performance, because they are in a position to have greater influence on longer-term results. The value of these options is contingent on company performance and the resulting increase in our stock's value over time.

        We believe that granting equity awards as a significant component of the compensation of our executive officers not only provides a retention incentive during the applicable vesting periods but also aligns the interests of our executive officers with those of our stockholders. While we have not adopted formal stock ownership or holding guidelines, our executive officers generally have held a substantial portion of the equity awards they have received, even long after the awards have vested, which shows the executives' confidence in the long-term prospects of the Company and maintains the alignment between the interests of our executive officers and those of our stockholders over the longer term.

        In general, stock options are granted periodically to existing employees, including our executive officers, and upon a new hire or promotion, and are subject to vesting over time, based on the individual's continued employment. Generally, options granted to an executive officer who became an officer for the first time will vest monthly over a four year period and are not available for exercise until after the first full year of employment, in any position, at the Company. Options granted to officers who were already executive officers at the start of the year have, until this year, vested monthly over a one-year period, but now vest monthly over a two-year period. The exercise price of an option is equal to the fair market value of our common stock on the date of grant, which is equal to the closing price of our stock on the date immediately preceding the grant date. Typically, stock option grants are made to our existing executive officers during the first quarter of each fiscal year, but grants may be made by the Board or the Compensation Committee at other times if, for example, outstanding grants expire unexercised, a mid-year promotion is made or additional responsibilities are taken on or objectives achieved, meriting a supplemental grant, or an equity plan that is low in available shares at the time of grant is replenished later in the year, making available shares to which the individual would otherwise have been entitled.

        The factors considered in determining the size of option grants include the executive officer's position within the Company, the percentage ownership of the Company that the options represent on a fully-diluted basis, the executive officer's percentage ownership in the Company as compared to the executive officer's peers both internally and externally at other comparable companies in the biotechnology industry, the vesting status of options already held by the executive officer, if any, and the executive officer's contributions to both the creation of value and the long-term success of the Company. The Board and Compensation Committee also consider the total option pool available in a given year and the total number of options that may be granted to all employees, including the executive officers.

        We grant stock options under our 2000 Plan and 2011 Plan. The 2000 Plan and 2011 Plan prohibit the repricing, exchange or cashing out of stock awards, including stock options, without stockholder approval within 12 months prior to such repricing. We did not reprice any stock options in 2012, despite the fact that our executives hold a significant amount of stock options that are underwater. This reflects our commitment to our pay-for-performance philosophy.

Perquisites and Other Benefits

        We provide general employment benefits to our executive officers on the same basis as the benefits provided to all of our employees, including health, vision and dental insurance, term life insurance, and short-and long-term disability insurance. We do not have programs in place to provide personal perquisites for any employee.

Total Compensation

        We believe that our 2012 executive compensation packages were reasonable and consistent with our financial performance, the individual performance of each of our Named Executive Officers and the overall achievement of the goals that we believe create and enhance stockholder value. The competitive posture of our total annual direct compensation versus the market benchmarks is expected to vary year-to-year, based on company and individual performance, as well as the performance of our peer group companies and their respective levels of annual performance bonus awards made to their executive officers. In light of our compensation philosophy, we believe that the total compensation package for our executive officers should continue to consist of base salary, annual cash incentive awards and long-term equity-based incentive compensation in the form of time-based stock options.

2012 Executive Compensation

        Base Salary.    As discussed under "Competitive Market Review and Benchmarking" below, when establishing base salaries of our Named Executive Officers, our Compensation Committee primarily reviewed the base salaries of similarly-situated executive officers at companies that we consider to be our peers. In addition to competitive market conditions, our Compensation Committee also took into account a number of performance-based factors in establishing the 2012 base salaries of the Named Executive Officers, including: each executive officer's experience, position and functional role, level of responsibility, uniqueness of applicable skills, and the demand and competitiveness for attracting and retaining an individual with each Named Executive Officer's specific expertise and experience in the biotechnology industry. The Compensation Committee also assessed each Named Executive Officer's contributions to the achievement of our 2011 corporate goals, as well as the individual's 2011 personal performance.

        The Compensation Committee did not establish individual 2012 personal performance criteria for any of our Named Executive Officer, but considered subjective performance-based factors, including: an executive officer's ability to lead, organize and motivate teams and instill loyalty, develop the skills necessary to mature with the Company, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. The Compensation Committee also considered turnover trends within a group, meeting deadlines and the results of certain projects. In establishing the 2012 base salaries of our Named Executive Officers, the Compensation Committee assessed each Named Executive Officer's individual performance against these subjective performance-based factors and determined that each Named Executive Officer performed at or above expectations during 2011.

        The 2011 and 2012 base salaries for our Named Executive Officers, along with the percentage increases from 2011 to 2012, are set forth in the table below.

Named Executive Officer	2011 Base Salary(1)	2012 Base Salary	% Increase from Final 2011 Base Salary
James M. Gower	$648,900	$671,612	3.5%
Donald G. Payan, M.D.	$522,365	$540,648	3.5%
Elliott B. Grossbard, M.D.	$486,675	$503,709	3.5%
Raul R. Rodriguez	$515,037	$533,063	3.5%
Ryan D. Maynard	$412,000	$426,420	3.5%

        In determining the 2012 base salary for each of our Named Executive Officers, the Compensation Committee did an analysis of competitive market salaries of similarly-situated executive officers at companies within our peer group, as well as the base salaries of the Named Executive Officers relative to each other. Having determined that each of the Named Executive Officers' base salaries were in line with those of similarly-situated executives at our peer companies, increases to annual base salaries were limited to 3.5%, which was the market rate of increases in the biotechnology industry.

        Short-Term Cash Incentive Compensation.    For 2012, we granted only performance-based bonuses. The Compensation Committee decided that all of our Named Executive Officers' variable cash incentive compensation for 2012 should be dependent upon the achievement of specific and objective company and individual performance goals. These goals focus on creating incentives for management to achieve specific annual financial goals as well as strategically important operational goals designed to translate into longer-term financial performance.

        For performance in fiscal year 2012, an individual was eligible to receive a cash incentive award equal to a percentage of his or her 2012 base salary based on the achievement of specific corporate goals recommended by the Compensation Committee and approved by the Board at the beginning of fiscal year 2012, pursuant to our 2012 Cash Incentive Plan (which was attached as an exhibit to our current report on Form 8-K filed on February 8, 2012). Under the 2012 Cash Incentive Plan, target bonus levels for our executive officers, if we performed at plan, range from 40% to 60% of such executive officer's 2012 base salary, based on position and responsibilities of the executive. The maximum bonus that an executive officer would be eligible to receive is 120% of the executive officer's 2012 base salary. The corporate goals established under the 2012 Cash Incentive Plan include: building the pipeline of potential product candidates (weighted at 10%); initiating clinical development of product candidates (weighted at 15%); advancing the development of product candidates already in the clinic (weighted at 60%); and our cash position at December 31, 2012 (weighted at 15%), as well as other business performance goals to be determined by the Compensation Committee. Pursuant to its discretionary authority, the Compensation Committee also considered other performance goals, current economic conditions and exceptional and/or inadequate performances by each executive officer when evaluating whether and to what extent to award bonuses.

        In determining whether and to what extent to grant any cash incentive award, the Compensation Committee first considered whether we identified any novel compounds to take into pre-clinical development in the future. Although details of the advancement of new product candidates are proprietary, in 2012, we achieved significant progress with regard to our pre-clinical pipeline, including the continued development of drug candidates in several different programs which advanced significantly in pre-clinical development and have been identified as viable targets to begin clinical studies. As a result of the robust pre-clinical pipeline developed in 2012, our Compensation Committee determined that the company exceeded the target weighting level of 10% and assigned a weighting value to this component of 15% of each such executive officer's target bonus amount.

        One of our overall strategic goals is to build a deep pipeline of early stage candidates in the clinic. With respect to the corporate performance goal of initiating clinical development of previously identified product candidates (weighted at 15%), The Compensation Committee considered that R348 began phase I clinical trials in 2012 and is progressing well, and determined that this performance goal had been met in 2012.

        The most significant corporate performance component of our 2012 short-term cash compensation program to advance the development of product candidates already in the clinic (weighted at 60%). The Compensation Committee considered that the compound R343 initiated and is progressing well in a phase II study and is on or ahead of schedule and that R333 completed phase I and initiated a phase II clinical trial as well, providing us with multiple candidates currently in phase II clinical trials. In contrast, R548 was not moved forward into a phase II trial this year. Considering the positive progress of two programs and lack of progress of the third program, the Compensation Committee determined that the Company achieved a significant portion of this component, but did not achieve the 60% weighting target proposed, and assigned a weighting value to this component of 40% of each such executive officer's target bonus amount.

        The Compensation Committee also considered the extent of success in meeting our cash position goal (weighted at %15). We finished 2012 with a cash position of approximately $298 million, which far exceeded our originally anticipated year-ending cash position. Consequently, the Compensation Committee assigned a weighting value to this component of 20% of each such executive officer's target bonus amount.

        In addition to the established corporate goal targets noted above, in exercising its discretion, the Compensation Committee also considered the unanticipated development that the Company successfully partnered R256, a preclinical compound being developed for the treatment of moderate to severe asthma, to AZ. The Compensation Committee also considered the progress being made on the R788 program previously partnered with AZ. Recognizing the potential value of this now-strengthened partnership to overall stockholder return, the Compensation Committee approved an additional bonus weighting of 5% of each such executive officer's target bonus amount. Finally, the Compensation Committee assessed the extent to which each executive officer contributed to our achievement of our corporate goals. Considering all of these components together, the Compensation Committee determined that each of the Named Executive Officers should receive a bonus equal to 95% of each such executive officer's target bonus amount.

        The following table sets forth the bonus levels, target and actual (paid in 2013), for our Named Executive Officers for 2012 (each expressed as a percentage of base salary):

Named Executive Officer	Target Bonus Level	Max. Bonus Level	Bonus Payout as % of Target— Bonus Level	Bonus Payout as % of 2012 Base Salary
James M. Gower	60%	120%	95%	57%
Donald G. Payan, M.D.	50%	120%	95%	48%
Elliott B. Grossbard, M.D.	50%	120%	95%	48%
Raul R. Rodriguez	60%	120%	95%	57%
Ryan D. Maynard	50%	120%	95%	48%

        Long-Term Incentive Compensation.    We emphasize stock options as key elements of our executive compensation program. We believe that stock options are fundamental to our pay for performance philosophy because the value of these options is contingent on company performance and the resulting increase in our stock's value over time.

        We carefully consider the appropriate amount of stock options to grant our executive officers, based on each executive's individual contributions and past performance, percentage ownership of the Company, position with the Company and comparison to the equity ownership of the corresponding executives of our peer companies. We typically grant stock options in January of each year, based on these considerations in light of the preceding year. Thus, the stock options granted to our Named Executive Officers in January 2012 reflect these considerations, as well as their individual contribution towards achievement of 2011 corporate goals. After considering the then-current percentage ownership of both stock and stock options by each of the executive officers, as well as individual contributions and past performance of each of the executive officers, the Compensation Committee determined in January 2012 to grant stock options as set forth below.

        In 2012, the Compensation Committee granted the following options to purchase shares of our common stock to our executive officers:

Named Executive Officer	Number of Stock Options Awarded
James M. Gower	225,000
Donald G. Payan, M.D.	200,000
Elliott B. Grossbard, M.D.	150,000
Raul R. Rodriguez	150,000
Ryan D. Maynard	150,000

        In addition to stock options, our executive officers are eligible to participate in our 2000 Employee Stock Purchase Plan (the "ESPP"). The ESPP is available to all Rigel employees and generally permits participants to purchase shares of our common stock at a discount at set dates during the year. In 2012, our Named Executive Officers purchased 3,196 shares pursuant to the ESPP, consisting of 1,577 shares of our common stock purchased by Mr. Gower and 1,619 shares of our common stock purchased by Mr. Rodriguez.

        Total Compensation.    For further information regarding the 2012 compensation for our Named Executive Officers, see the "Summary Compensation Table" and "Grants of Plan-Based Awards" table below.

2013 Executive Compensation

        Base Salary.    The 2012 and 2013 base salaries for our Named Executive Officers, along with the percentage increases from 2012 to 2013, are set forth in the table below.

Named Executive Officer	2012 Base Salary	2013 Base Salary	Percentage Increase from Prior Year
James M. Gower	$671,612	$695,118	3.5%
Donald G. Payan, M.D.	$540,648	$559,571	3.5%
Elliott B. Grossbard, M.D.	$503,709	$521,339	3.5%
Raul R. Rodriguez	$533,063	$551,720	3.5%
Ryan D. Maynard	$426,420	$441,345	3.5%

        In determining the 2013 base salary for each of our Named Executive Officers, the Compensation Committee did an analysis of competitive market salaries of similarly-situated executive officers at companies within the our peer group, as well as the base salaries of the Named Executive Officers relative to each other. In addition to competitive market conditions, our Compensation Committee also took into account a number of performance-based factors in establishing the 2013 base salaries of the Named Executive Officers, including: each executive officer's experience, position and functional role, level of responsibility, uniqueness of applicable skills, and the demand and competitiveness for attracting and retaining an individual with each Named Executive Officer's specific expertise and experience in the biotechnology industry. The Compensation Committee also assessed each Named Executive Officer's contributions to achievement of our 2012 corporate goals, as discussed in detail for each individual above under "2012 Executive Compensation—Short-Term Cash Incentive Compensation," as well as the individual's 2012 personal performance. Based on this analysis, the Compensation Committee believed that the base salaries of our executive officers were in line with those of similarly situated executive officers at companies within our peer group and awarded an increase of 3.5% to reflect the market rate of increases in the biotechnology industry.

        Short-Term Cash Incentive Compensation.    In February 2013, the Compensation Committee established the corporate goals and incentive bonus targets for the 2013 performance year by adopting the 2013 Cash Incentive Plan (which was attached as an exhibit to our current report on Form 8-K filed on February 14, 2013). Under the 2013 Cash Incentive Plan, target bonus levels for our executive officers, if we performed at plan, range of 40% to 60% of such executive's 2013 base salary, based on position and responsibilities of the executive. The maximum bonus that an executive officer will be eligible to receive is 120% of such 2013 base salary. The objective company performance goals include meeting certain goals with respect to our financial and operational performance, initiating clinical development of product candidates (weighted at 20%), advancing the development of product candidates already in the clinic (weighted at 35%), initiating the approval process of a drug candidate for commercial sale (weighted at 35%), and maintaining a viable cash position at December 31, 2013 (weighted at 10%), as well as other performance goals to be determined by the Compensation Committee. Consistent with prior practice, we expect that cash incentive awards made pursuant to the 2013 Cash Incentive Plan, if any, will be paid in the first quarter of 2014.

        Long-Term Incentive Compensation.    The Compensation Committee also granted options to purchase shares of our common stock to our executive officers at its meeting in January 2013, to vest monthly over a two-year period.

Named Executive Officer	Number of Stock Options Awarded
James M. Gower	225,000
Donald G. Payan, M.D.	200,000
Elliott B. Grossbard, M.D.	150,000
Raul R. Rodriguez	150,000
Ryan D. Maynard	150,000

        In setting the number of shares subject to the stock option awards granted to each of our Named Executive Officers, the Compensation Committee took into account the achievement of our 2012 corporate goals. In addition, the Compensation Committee sought to award the executives for their contributions towards the development of long-term company value in 2012, to provide further incentive to continue building long-term value for the Company, and to keep the relative ownership interests of our Named Executive Officers consistent with that held in prior years. Stock options, by their nature, are performance-based compensation because they will not provide any return to an individual unless there is appreciation in stock price. The actual economic value of stock options will depend directly on the performance of our stock price over the period during which the options can be exercised. The value realized by an executive for options could be as little as zero if our stock price was less than the exercise price of options pursuant to which the stock was issued.

        Our Named Executive Officers continue to be eligible to participate in our ESPP.

Competitive Market Review and Benchmarking

        When considering compensation packages, our Compensation Committee reviews the compensation packages of similarly-situated executive officers at companies that we consider to be our peers when such information is available and determined to be meaningful, taking into consideration the experience, position and functional role, level of responsibility and uniqueness of applicable skills of both our executives and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each Named Executive Officer's specific expertise and experience in the biotechnology industry. While benchmarking analysis is helpful in determining market-competitive compensation for senior management, leading to better attraction and retention of top-quality executive officers, it is only one factor in determining our executive officers' compensation, and the Compensation Committee has discretion in determining the nature and extent of its use.

        In early 2008, after interviewing three compensation consulting firms, the Compensation Committee engaged Towers Watson to prepare a new analysis of executive compensation practices among a comparative group of companies in order to assess our 2009 executive compensation packages. Towers Watson conducted individual interviews with members of the Compensation Committee, management and our human resources team and researched compensation practices within our industry before identifying an initial peer group. The Compensation Committee reviewed Towers Watson's initial peer group, and, in finalizing the peer group, considered, among other things, product range, product development stage, market capitalization, number of employees, and public status. After considerable discussion with Towers Watson, the Compensation Committee identified a list of companies as our peers, which members of our management, with oversight from our Compensation Committee has reviewed on an annual basis. Based on that initial determination, and after subsequent annual reviews, the following companies were identified by our Compensation Committee as our peer group from 2009 to 2011:

• Alnylam Pharmaceuticals Inc.	• Arena Pharmaceuticals, Inc.	• Cytokinetics Inc.
• Exelixis Inc.	• Human Genome Sciences Inc.	• Incyte Corporation
• InterMune Inc.	• Seattle Genetics Inc.	• Theravance Inc.
• XenoPort, Inc.

        In September 2011, after interviewing three compensation consulting firms, the Compensation Committee engaged Barney & Barney to review and identify a new peer comparative group of companies in order to assess our 2012 executive compensation packages, and to review and analyze our non-employee director compensation program. Based on that review, and after taking into consideration such factors as product range, product development stage, market capitalization, number of employees and public status, the following companies were identified by our Compensation Committee as our peer group for 2012 compensation determinations:

• Affymax, Inc.	• Alnylam Pharmaceuticals, Inc.	• Arena Pharmaceuticals, Inc.
• Exelixis Inc.	• ImmunoGen, Inc.	• Incyte Corporation
• InterMune Inc.	• ISIS Pharmaceuticals, Inc.	• MannKind Corporation
• MAP Pharmaceuticals, Inc.	• Nektar Therapeutics	• Theravance Inc.

        Our Compensation Committee utilized this same peer group for 2013 compensation determinations. As discussed under "2012 Executive Compensation—Base Salary" and "2013 Executive Compensation—Base Salary" above, when establishing the 2012 and 2013 base salaries of our Named Executive Officers, our Compensation Committee reviewed the base salaries of similarly-situated executive officers at companies within the applicable peer group.

        In 2013, the Compensation Committee analyzed whether the work of Barney & Barney as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to our company by Barney & Barney; (ii) the amount of fees from our company paid to Barney & Barney as a percentage of the firm's total revenue; (iii) Barney & Barney's policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Barney & Barney or the individual compensation advisors employed by the firm with an executive officer of our company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of our company owned by the individual compensation advisors employed by Barney & Barney. The Compensation Committee determined, based on its analysis of the above factors, that the work of Barney & Barney and the individual compensation advisors employed by Barney & Barney as compensation consultants has not created any conflict of interest and the Compensation Committee is satisfied with the independence of Barney & Barney. Going forward, the Compensation Committee intends to assess the independence of any of our compensation advisers by reference to the foregoing factors, consistent with applicable NASDAQ listing standards.

Change of Control Severance Plan and Employment Agreement

        In December 2007, we adopted our Severance Plan in which our executive officers participate, and entered into an employment agreement with our Executive Vice President, President of Discovery & Research, the terms of each of which are described in the section of this proxy statement entitled "Employment, Severance and Change of Control Agreements".

        The Severance Plan was adopted following a review of practices at comparable companies and was implemented, in part, to maintain the competitiveness and effectiveness of our total compensation package. The Compensation Committee believes that having such an arrangement in place can help us attract and retain key employees in a marketplace where these types of arrangements are commonly offered by our peer companies. We also believe that such arrangements in connection with terminations arising in conjunction with a change of control allow our executive officers to assess a potential change of control objectively, without regard to the potential impact of the transaction on their own job security. We sought to implement a plan with terms consistent with those offered at peer companies. Among its key provisions, the plan provides for a double trigger for the payment of benefits, because it was considered to be industry standard and appropriately protects our executive officers in the event of termination of employment following a change of control, but not solely as a result of a change of control. In November 2008, our Compensation Committee approved, and we adopted, amendments to the Severance Plan to reflect the requirements of the final regulations of Section 409A of the Code. Among the changes were revised definitions of "qualifying termination," elimination of the participants' discretion to choose the order of reduction of benefits if a reduction is necessary under the parachute payment provisions, and addressing the timing of payments in connection with the execution and effectiveness of a general waiver and release. In December 2010, the Compensation Committee approved, and we adopted, an amendment and restatement, effective January 1, 2011, of the Severance Plan to, among other things, (i) replace the Plan's parachute payment gross-up provision with a best-after tax provision, (ii) extend the term of the Severance Plan so that it automatically renews on January 1, 2012 and each subsequent January 1 thereafter and (iii) revise the Plan's COBRA premium benefit provision.

        We entered into the employment agreement with Dr. Payan in December 2007, as an amendment and restatement of a previous agreement with Dr. Payan, in order to synchronize the terms of Dr. Payan's employment agreement with the terms of the Severance Plan and to otherwise update the prior agreement to reflect changes in law and general practice. In November 2008, our Compensation Committee approved, and we adopted, amendments to Dr. Payan's employment agreement to reflect the requirements of the final regulations of Section 409A of the Code. Among the changes were revised definitions of "qualifying termination," revisions to provide for direct payment of COBRA premiums to an insurer, and addressing the timing of payments in connection with the execution and effectiveness of a general waiver and release. In December 2010, the Compensation Committee approved, and we adopted, an amendment and restatement, effective January 1, 2011, of Dr. Payan's employment agreement to (i) extend the term of the agreement such that it automatically renews on January 1, 2012 and each subsequent January 1 thereafter and (ii) revise the agreement's COBRA premium benefit provision.

Tax and Accounting Impact on Compensation

        The accounting and tax consequences to the Company of certain compensation elements are important considerations for the Compensation Committee when evaluating and recommending compensation packages for our executive officers. Generally, the Compensation Committee seeks to balance its objective to create an effective compensation program that attracts, retains and rewards executives in order to maximize the return to stockholders with the need for appropriate accounting and tax consequences of such compensation.

        We believe it is in our best interest, to the extent practical, to have executive officer compensation be fully deductible under Section 162(m) of the Code, which generally provides that a publicly-held company may not deduct compensation paid to certain of its top executive officers to the extent that such compensation exceeds $1 million per officer in a calendar year. Compensation that is "performance-based compensation" within the meaning of the Code does not count toward the $1 million deduction limit.

        We have taken steps to structure payments to executive officers to meet the Section 162(m) requirements, where feasible. Executive compensation at the Company has historically met the annual compensation limit of Section 162(m). Our Compensation Committee, nevertheless, retains the discretion to provide compensation that potentially may not be fully deductible to reward performance or enhance retention. Accordingly, we may grant awards and/or enter into compensation arrangements under which payments are not deductible under Section 162(m).

SUMMARY COMPENSATION TABLE(1)

        The following table shows, for the fiscal years ended December 31, 2010, 2011 and 2012, compensation awarded to or paid to or earned by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
James M. Gower	2012	671,612	—	1,240,695	382,819	5,148	2,300,274
Chief Executive Officer,	2011	648,900	—	322,082	467,208	5,148	1,443,338
Chairman of the Board and	2010	630,000	—	1,583,802	302,400	3,564	2,519,766
Director
Donald G. Payan, M.D.	2012	540,648	—	1,102,840	256,808	5,148	1,905,444
Executive Vice President,	2011	522,365	—	322,082	313,419	5,148	1,163,014
President of Discovery and	2010	507,150	—	1,187,852	202,860	3,564	1,901,426
Research
Elliott B. Grossbard, M.D.	2012	503,709	—	827,130	239,262	5,148	1,575,249
Executive Vice President,	2011	486,675	—	322,082	292,005	5,148	1,105,910
Chief Medical Officer	2010	472,500	—	827,897	189,000	3,564	1,492,961
Raul R. Rodriguez	2012	533,063	—	827,130	303,846	1,794	1,665,833
President and	2011	515,037	—	322,082	370,827	2,194	1,210,140
Chief Operating Officer	2010	488,649	—	1,755,918	240,017	1,642	2,486,226
Ryan D. Maynard	2012	426,420	—	827,130	202,550	780	1,456,880
Executive Vice President,	2011	412,000	—	322,082	247,200	780	982,062
Chief Financial Officer	2010	383,577	—	1,198,916	160,000	540	1,743,033

(1)
See "Compensation Discussion and Analysis" above for complete description of compensation plans pursuant to which the amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such payment, including payment of annual incentives, as well as performance criteria on which such payments were based.

(2)
Reflects the aggregate grant date fair value of option awards, computed in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation—Stock Compensation, for option awards granted in 2012, 2011 and 2010, respectively. The amounts shown exclude the impact of estimated forfeiture related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these grants, refer to Note 4 "Stock-Based Compensation" in our Annual Report on Form 10-K for the year ended December 31, 2012.

GRANTS OF PLAN-BASED AWARDS

        The following table shows for the fiscal year ended December 31, 2012, certain information regarding grants of plan-based awards to the Named Executive Officers:

					All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Exercise or Base Price of Option Awards ($/Sh)(2)	Closing Market Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
James M. Gower,
2000 Plan	1/25/12	—	—	—	225,000	8.15	8.54	1,240,695
2012 Cash Incentive Plan		—	402,967	805,934	—	—	—	—
Donald G. Payan, M.D.
2011 Plan	1/25/12	—	—	—	200,000	8.15	8.54	1,102,840
2012 Cash Incentive Plan		—	270,324	648,778	—	—	—	—
Elliott B. Grossbard, M.D.
2011 Plan	1/25/12	—	—	—	150,000	8.15	8.54	827,130
2012 Cash Incentive Plan		—	251,855	604,451	—	—	—	—
Raul R. Rodriguez,
2011 Plan	1/25/12	—	—	—	150,000	8.15	8.54	827,130
2012 Cash Incentive Plan		—	319,838	639,676	—	—	—	—
Ryan D. Maynard,
2011 Plan	1/25/12	—	—	—	150,000	8.15	8.54	827,130
2012 Cash Incentive Plan		—	213,210	511,704	—	—	—	—

(1)
The amounts shown reflect estimated payouts for the fiscal year ended December 31, 2012 under the 2012 Cash Incentive Plan based on the Company's performance. See "2012 Executive Compensation—Short-Term Cash Incentive Compensation" for a complete description of the 2012 Cash Incentive Plan and the related performance criteria. There are no set thresholds (or equivalent items) with respect to payouts under the 2012 Cash Incentive Plan. Maximum amounts represent the maximum range of discretion of the Compensation Committee to grant bonuses in excess of the target bonus levels.

(2)
The exercise price of options under our 2000 Plan and 2011 Plan, pursuant to which option grants were made to our Named Executive Officers in 2012, is set at the fair market value of our common stock on the date of grant, which is defined as the closing price of our common stock on the date immediately preceding the grant date.

(3)
Reflects the aggregate grant date fair value of the awards, computed in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation—Stock Compensation. We calculated the estimated fair value of each stock award using the fair value of our common stock on the date of the grant. For additional information on the valuation assumptions with respect to these grants, refer to Note 4 "Stock-Based Compensation" in our Annual Report on Form 10-K for the year ended December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows for the fiscal year ended December 31, 2012, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
James M. Gower	270,000	—		8.25	07/16/13
	80,000	—		17.66	06/03/14
	15,000	—		22.17	01/20/15
	200,000	—		24.56	10/04/15
	60,000	—		7.40	01/25/16
	100,000	—		11.73	01/31/17
	165,000	—		26.45	01/31/18
	190,000	—		6.49	03/30/19
	220,000	—		9.62	01/20/20
	65,000	—		6.73	02/01/21
	206,250	18,750	(1)	8.15	01/25/22
Donald G. Payan, M.D.	250,000	—		8.25	07/16/13
	40,000	—		17.66	06/03/14
	11,250	—		22.17	01/20/15
	93,000	—		24.56	10/04/15
	55,000	—		7.40	01/25/16
	80,000	—		11.73	01/31/17
	140,000	—		26.45	01/31/18
	145,000	—		6.49	03/30/19
	165,000	—		9.62	01/20/20
	65,000	—		6.73	02/01/21
	183,333	16,667	(1)	8.15	01/25/22
Elliott B. Grossbard, M.D.	150,000	—		8.25	07/16/13
	35,000	—		17.66	06/03/14
	32,222	—		22.17	01/20/15
	65,000	—		24.56	10/04/15
	60,000	—		7.40	01/25/16
	27,778	—		9.56	08/07/16
	80,000	—		11.73	01/31/17
	130,000	—		26.45	01/31/18
	115,000	—		6.49	03/30/19
	115,000	—		9.62	01/20/20
	65,000	—		6.73	02/01/21
	137,500	12,500	(1)	8.15	01/25/22

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Raul R. Rodriguez	150,000	—		8.25	07/16/13
	75,000	—		17.66	06/03/14
	12,500	—		22.17	01/20/15
	55,000	—		24.56	10/04/15
	65,000	—		7.40	01/25/16
	43,889	—		9.56	08/07/16
	80,000	—		11.73	01/31/17
	125,000			26.45	01/31/18
	115,000	—		6.49	03/30/19
	125,000	—		9.62	01/20/20
	175,000	—		6.55	05/27/20
	65,000	—		6.73	02/01/21
	137,500	12,500	(1)	8.15	01/25/22
Ryan D. Maynard	7,504	—		8.15	07/18/13
	11,895	—		23.00	01/26/14
	60,000	—		23,32	09/28/15
	4,600	—		7.88	01/18/16
	90,000	—		10.20	05/30/16
	1,000	—		9.56	08/07/16
	106,911	—		11.73	01/31/17
	75,000	—		26,45	01/31/18
	73,300	—		6.49	03/30/19
	85,000	—		9.62	01/20/20
	120,000	—		6.55	05/27/20
	65,000	—		6.73	02/01/21
	137,500	12,500	(1)	8.15	01/25/22

(1)
Vests monthly over one (1) year from January 1, 2012.

OPTION EXERCISES AND STOCK VESTED

        The following table shows for the fiscal year ended December 31, 2012, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
James M. Gower	—	—	—	—
Donald G. Payan, M.D.	—	—	—	—
Elliott B. Grossbard, M.D.	—	—	—	—
Raul R. Rodriguez	—	—	—	—
Ryan D. Maynard	76,700	$180,709	—	—

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        On December 17, 2007, our Board approved our Severance Plan. The Severance Plan provides for the payment of certain benefits to certain eligible employees serving as an executive officer at the time of termination, which includes the Named Executive Officers, in exchange for an effective release of claims if such officer's employment with us is involuntarily terminated by us or our successor without Cause (as defined in the Severance Plan) or due to a Resignation for Good Reason (as defined in the Severance Plan), in either case, on or within 18 months following the effective date of a Change of Control (as defined in the Severance Plan). The severance compensation includes a lump sum cash severance payment calculated using a multiple of the aggregate amount of the eligible employee's base salary (which is equal to the greater of such eligible employees base salary in effect immediately prior to the Change of Control or the termination) and the average percentage of the target bonus earned over the last two years applied to the current target bonus (referred to as the Eligible Bonus). The multiple ranges from 2.0 for senior vice presidents and vice presidents to 2.5 for any executive vice presidents, President and the Chief Executive Officer. If the plan had been triggered in 2012, each of our Named Executive Officers would have each received a lump sum cash payment equal to 2.5 times the sum of his or her base salary and Eligible Bonus. In November 2008, our Compensation Committee approved and we adopted amendments to the Severance Plan to reflect the requirements of the final regulations of Section 409A of the Code. Among the changes were revised definitions of "qualifying termination," elimination of the participants' discretion to choose the order of reduction of benefits if a reduction is necessary under the parachute payment provisions, and addressing the timing of payments in connection with the execution and effectiveness of a general waiver and release. In December 2010, the Compensation Committee approved, and we adopted, an amendment and restatement of the Severance Plan, effective January 1, 2011, to, among other things, (i) replace the Severance Plan's parachute payment gross-up provision with a best-after-tax provision, (ii) extend the term of the Severance Plan so that it automatically renews on January 1, 2012 and each subsequent January 1 thereafter and (iii) revise the Severance Plan's COBRA premium benefit provision. As revised, the Severance Plan provides for continued health benefit eligibility, taxed payment to the executive for COBRA premiums for continuation coverage (including coverage for his or her eligible dependents) for up to 18 months, full accelerated vesting and exercisability of all of his or her then-outstanding equity awards, and an extended period of one-year from termination to exercise his or her non-expired stock options.

        In November 2008, we entered into an amended and restated employment agreement with our Executive Vice President and President of Discovery and Research, Dr. Donald Payan, which provides for severance compensation to be paid in exchange for an effective release of claims if Dr. Payan's employment is terminated by Rigel without Cause (as defined in the employment agreement) or by Dr. Payan due to a Resignation for Good Reason (as defined in the employment agreement), in either case, other than on or within 18 months following a Change of Control (as defined in the employment agreement). Also included in Dr. Payan's employment agreement are changes approved by our Compensation Committee in November 2008 reflecting the requirements of the final regulations of Section 409A of the Code, including revised definitions of "qualifying termination," revisions to provide for direct payment of COBRA premiums to an insurer, and addressing the timing of payments in connection with the execution and effectiveness of a general waiver and release. In December 2010, the Compensation Committee approved an amendment and restatement of Dr. Payan's employment agreement, effective January 1, 2011, to (i) extend the term of the employment agreement such that it automatically renews on January 1, 2012 and each subsequent January 1 thereafter and (ii) revise the COBRA premium benefit provision set forth in the employment agreement. The severance payment to Dr. Payan under his employment agreement includes a lump sum cash severance payment equal to 2.0 times the aggregate amount of his then-current base salary and his Eligible Bonus, taxed payment to the executive for COBRA premiums for continued health benefits (including coverage for his eligible dependents) for up to 18 months, full accelerated vesting and exercisability of all of his then-outstanding equity awards, and an extended period of one-year from termination to exercise his non-expired stock options. Dr. Payan is eligible to participate in the Severance Plan in the event his employment is terminated as specified in the Severance Plan in connection with a Change of Control (as defined in the Severance Plan).

2012 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

        The following table provides information on severance benefits that would have become payable under the existing employment, severance and change in control agreements if the employment of any of our named executive officers had terminated on December 31, 2012.

	Voluntary Termination for Good Reason or Involuntary Termination Without Cause After a Change of Control				Voluntary Termination for Good Reason or Involuntary Termination Without Cause other than after a Change of Control
Name and Principal Position	Health Care Benefits ($)(1)	Salary and Bonus ($)	Equity Acceleration ($)(3)	Estimated Excise Tax Gross-Up ($)(4)	Health Care Benefits ($)(1)	Salary and Bonus ($)	Equity Acceleration ($)(3)
James M. Gower	16,946	2,686,448(2)	—	—	—	—	—
Donald G. Payan, M.D.	35,430	2,027,430(2)	—	—	35,430	1,621,944(5)	—
Elliott B. Grossbard, M.D.	35,430	1,888,909(2)	—	—	—	—	—
Raul R. Rodriguez	16,946	2,132,252(2)	—	—	—	—	—
Ryan D. Maynard	53,921	1,599,075(2)	—	—	—	—	—

(1)
Represents the full amount of premiums for continued coverage under Rigel's group health plans for each executive office and his eligible dependents for 18 months following termination of service, provided the executive officer timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA").

(2)
Represents the lump sum cash severance benefit equal to 2.5 × (2012 base salary + an amount equivalent to the Expected Percentage of 2012 target bonus, where Expected Percentage equals the average percentage such officer actually received of his or her target bonus for the previous two years).

(3)
Represents the spread value of the outstanding unvested options with accelerated vesting benefits that were in the money on December 31, 2012, calculated based on the closing price of our common stock of $6.50 on December 30, 2012, the last trading day of fiscal 2012, over the exercise price of such unvested options subject to vesting acceleration.

(4)
Effective January 1, 2011, we replaced the Severance Plan's parachute payment gross-up provision with a best-after-tax provision, pursuant to an amendment and restatement of the Severance Plan, as further described in this section above. Accordingly, no gross-up amounts would have been paid as of December 31, 2012.

(5)
Represents the lump sum cash severance benefit equal to 2.0 × (2012 base salary + an amount equivalent to the Expected Percentage of 2012 target bonus, where Expected Percentage equals the average percentage such officer actually received of his or her target bonus for the previous two years).

DIRECTOR COMPENSATION

        For services provided in 2012, each non-employee director of Rigel received a yearly retainer of $45,000, the Audit Committee chair received an additional yearly retainer of $22,000, the Nominating and Corporate Governance Committee chair received an additional yearly retainer of $10,000, the Compensation Committee chair received an additional yearly retainer of $15,000, the Finance Committee chair received an additional yearly retainer of $10,000. Each non-chair member of the Audit Committee received an additional yearly retainer of $12,000. Each non-chair member of the Compensation Committee received an additional yearly retainer of $10,000. Each non-chair member of the Nominating and Corporate Governance Committee, and Finance Committee received an additional yearly retainer of $5,000. In the fiscal year ended December 31, 2012, the total cash compensation earned by non-employee directors was $393,500. Of the amount earned by the non-employee directors in 2012, 99,000 was paid in 2013. In 2012, each non-employee director who continued to serve as a non-employee director automatically received, under the Directors' Plan, an annual option grant to purchase 15,000 shares of common stock, as further described below. In addition, each person elected or appointed for the first time to be a non-employee director automatically was eligible to receive, upon the date of his or her initial election or appointment to be a non-employee director by the Board or Rigel stockholders, an initial grant to purchase 25,000 shares of common stock on the terms and conditions set forth in the Directors' Plan; however, in 2012, there were no first time non-employee directors.

        The members of the Board are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with company policy. Non-employee members of the Board are not entitled to perquisites or retirement benefits.

        Each of our non-employee directors receives stock option grants under our Directors' Plan. Only non-employee directors are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code. Option grants under the Directors' Plan are non-discretionary. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of our common stock on the date of the option grant. The Board administers the Directors' Plan such that (a) initial option grants vest in equal monthly installments over the shorter of three years from the date of grant or the period beginning on the date the director is appointed to the Board and ending on the date of the annual meeting at which the director is first considered for election by the stockholders, provided that the non-employee director continues to provide services to Rigel and (b) annual option grants vest in equal monthly installments over three years from the date of grant. Beginning in 2009, annual grants vested over one year. The term of options granted under the Directors' Plan is 10 years. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving us, each option either will continue in effect, if we are the surviving entity, or, if neither assumed nor substituted, will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

        As noted above, on May 23, 2012, pursuant to the Directors' Plan, we granted options to purchase 15,000 shares of common stock to each of Bradford S. Goodwin, Gary A. Lyons, Walter H. Moos, Hollings C. Renton, Peter S. Ringrose and Stephen A. Sherwin, each at an exercise price of $7.60 per share. These options vest in 12 equal monthly installments beginning on the grant date.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2012

        The following table shows the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total($)
Bradford S. Goodwin	67,000	76,760	143,760
Gary A. Lyons	65,000	76,760	141,760
Walter H. Moos, Ph.D.	65,000	76,760	141,760
Hollings C. Renton	57,000	76,760	133,760
Peter S. Ringrose, Ph.D.	67,500	76,760	144,260
Stephen A. Sherwin, M.D.	72,000	76,760	148,760

Total	393,500	460,560	854,060

(1)
Reflects the aggregate grant date fair value of option awards, computed in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation—Stock Compensation. For additional information on the valuation assumptions with respect to these grants, refer to Note 4 "Stock-Based Compensation" in our Annual Report on Form 10-K for the year ended December 31, 2012.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

        The Company has adopted a written Related-Person Transactions Policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related-person transactions." For purposes of the Company's policy only, a "related-person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any "related person" are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, consultant or director by a related person are not covered by this policy. A related person is any executive officer, director, nominee to become a director or more than 5% stockholder of the Company, including any of their immediate family members, and any entity in which such persons have a 5% or greater beneficial ownership interest.

        Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include, to the extent reasonably available, a description of, among other things, the parties to the transaction, the interests, direct and indirect, of the related persons, a description of the purpose of the transaction, all of the material facts of the proposed transaction, the benefits to the Company of the transaction and whether any alternative transactions were available, whether the proposed transaction is on terms comparable to terms available to or from an unrelated third party and management's recommendation regarding the proposed transaction.

        To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.

Certain Transactions

        The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Rigel stockholders will be "householding" our proxy materials. A single Notice of Internet Availability of Proxy Materials and/or other Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, please notify your broker, or, if you are currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials at your address and would like to request "householding" of their communications, please contact your broker(s).

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dolly A. Vance Corporate Secretary

April 3, 2013

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, RIGEL PHARMACEUTICALS, INC., 1180 VETERANS BOULEVARD, SOUTH SAN FRANCISCO, CA 94080.

 Appendix A

RIGEL PHARMACEUTICALS, INC.

2000 EQUITY INCENTIVE PLAN

ADOPTED JANUARY 27, 2000
APPROVED BY STOCKHOLDERS MARCH 15, 2000
AMENDED DECEMBER 13, 2002
AMENDED AND RESTATED APRIL 24, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE 2, 2005
AMENDED AND RESTATED MARCH 10, 2006 AND APRIL 18, 2006
APPROVED BY STOCKHOLDERS MAY 30, 2006
AMENDED JANUARY 31, 2007
APPROVED BY STOCKHOLDERS 29, 2007
AMENDED FEBRUARY 21, 2008
APPROVED BY STOCKHOLDERS MAY 29, 2008
AMENDED MAY 19, 2009
AMENDED JANUARY 28, 2010
AMENDED MARCH 26, 2010
APPROVED BY STOCKHOLDERS MAY 27, 2010
AMENDED FEBRUARY 4, 2011
AMENDED MARCH 23, 2011
APPROVED BY STOCKHOLDERS MAY 19, 2011
AMENDED FEBRUARY 3, 2012
APPROVED BY STOCKHOLDERS MAY 22, 2012
AMENDED [                    , 2013]
APPROVED BY STOCKHOLDERS [PENDING]
TERMINATION DATE: MAY 21, 2022

1.     PURPOSES.

        (a)   The Plan is an amendment and restatement of, and is intended to supersede and replace, the Company's 1997 Stock Option Plan.

        (b)   The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

        (c)   The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

        (d)   The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (e)   Any stock awards granted under the Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan (the "Non-Officer Plan") prior to April 24, 2003 shall be governed by the terms of the Non-Officer Plan as in effect immediately prior to April 24, 2003, as set forth in Appendix A to this Plan. The Common Stock that was reserved for issuance under the Non-Officer Plan, including the Common Stock that may be issued pursuant to outstanding stock awards granted under the

Non-Officer Plan prior to April 24, 2003, shall be included in the aggregate share reserve for this Plan, as set forth in subsection 4(a).

2.     DEFINITIONS.

        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common

  Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (t)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (x)   "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (y)   "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        (z)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award.

        (aa) "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan.

        (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (cc) "Securities Act" means the Securities Act of 1933, as amended.

        (dd) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus, a right to acquire restricted stock, a stock unit award and a stock appreciation right.

        (ee) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)  "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or a Stock Award as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii)    Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered

  Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e)    Cancellation and Re-Grant of Stock Awards.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 14,285,403 shares of Common Stock, which number consists of (i) 1,058,333 shares of Common Stock initially reserved for issuance under the Plan plus (ii) 1,600,000 shares of Common Stock approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iii) 388,889 shares of Common Stock that were originally reserved for issuance under the Non-Officer Plan (prior to the termination of such plan) as approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iv) 296,022 shares and 392,159 shares of Common Stock made available for issuance on December 2, 2003 and 2004, respectively, pursuant to the evergreen provision that was approved by the Board and the Company's stockholders in April 2003 (and subsequently terminated by the Board and stockholders in April 2005) plus (v) 2,275,000 shares of Common Stock approved by the Board in April 2005 and subsequently approved by the Company's stockholders plus (vi) 500,000 shares of Common Stock approved by the Board in April 2006 and subsequently approved by the Company's stockholders plus (vii) 1,900,000 shares of Common Stock approved by the Board in January 2007 and subsequently approved by the Company's stockholders plus (viii) 3,350,000 shares of Common Stock approved by the Board in February 2008 and subsequently approved by the Company's stockholders plus (ix) 1,250,000 shares of Common Stock approved by the Committee in March 2010 and subsequently approved by the Company's stockholders plus (x) 600,000 shares of Common Stock approved by the Board in March 2011 and subsequently approved by the Company's stockholders plus (xi) 675,000 shares of Common Stock approved by the Board in February 2013 and subsequently approved by the Company's stockholders.

        (b)   Subject to subsection 4(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under subsection 7(d) with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) one and sixty-four hundredths (1.64) shares for each share of Common Stock issued pursuant to a Stock Bonus Award, Restricted Stock Award, Stock Unit Award or Performance Stock Award.

        (c)    Reversion of Shares to the Share Reserve.

          (i)    Shares Available For Subsequent Issuance.    If any (i) Stock Award, including any stock awards granted under the Non-Officer Plan prior to April 24, 2003, shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award, including any shares of Common Stock issued pursuant to stock awards under the Non-Officer Plan prior to April 24, 2003, are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and sixty-four hundredths (1.64) shares against the number of shares available for issuance under the Plan pursuant to subsection 4(b) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this subsection 4(c)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and sixty-four hundredths (1.64) shares.

          (ii)    Shares Not Available For Subsequent Issuance.    If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option or stock appreciation right, or the issuance of shares under a stock bonus award, restricted stock award or stock unit award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (d)    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and stock appreciation rights may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any "parent" of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Section 162(m) Limitation.    Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million five hundred thousand (1,500,000) shares of Common Stock during any calendar year.

        (d)    Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock; (2) according to a deferred payment or other similar arrangement with the Optionholder; (3) by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the

Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or (4) in any other form of legal consideration that may be acceptable to the Board. At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

        (e)    Transferability of Options.    The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

          (i)    Restrictions on Transfer.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and securities laws upon the Optionholder's request. Except as explicitly provided herein, an Option may not be transferred for consideration.

          (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

          (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Optionholder's estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (g)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (k)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

        (l)    Non-Exempt Employees.    No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Corporate Transaction (as defined in section 11(c)) in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant's retirement (as such term may be defined in the Participant's Option Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

          (ii)    Vesting.    Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)    Restricted Stock Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (ii)    Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (iii)    Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

          (v)    Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

        (c)    Stock Unit Awards.    Each stock unit award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock unit award agreements may change from time to time, and the terms and conditions of separate stock unit award agreements need not be identical, provided, however, that each stock unit award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the stock unit award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a stock unit award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

          (ii)    Vesting.    At the time of the grant of a stock unit award, the Board may impose such restrictions or conditions to the vesting of the stock unit award as it, in its sole discretion, deems appropriate.

          (iii)    Payment.    A stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the stock unit award agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

          (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a stock unit award, as determined by the Board and contained in the stock unit award agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the stock unit award in such manner as determined by the Board. Any additional shares covered by the stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying stock unit award agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable stock unit award agreement, such portion of the stock unit award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (d)    Stock Appreciation Rights.    Each stock appreciation right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate stock appreciation right agreements need not be identical; provided, however, that each stock appreciation right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Strike Price and Calculation of Appreciation.    Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right, and with respect to which the Participant is exercising the stock appreciation right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the stock appreciation right.

          (ii)    Vesting.    At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such stock appreciation right as it, in its sole discretion, deems appropriate.

          (iii)    Exercise.    To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation right agreement evidencing such stock appreciation right.

          (iv)    Payment.    The appreciation distribution in respect to a stock appreciation right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the stock appreciation right agreement evidencing such stock appreciation right.

          (v)    Termination of Continuous Service.    In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her stock appreciation right (to the extent that the Participant was entitled to exercise such stock appreciation right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the stock appreciation right agreement), or (ii) the expiration of the term of the stock appreciation right as set forth in the stock appreciation right agreement. If, after termination, the Participant does not exercise his or her stock appreciation right within the time specified herein or in the stock appreciation right agreement (as applicable), the stock appreciation right shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (b)    Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (c)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (d)    No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and

(ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company (either by actual delivery or attestation) owned and unencumbered shares of Common Stock of the Company.

        (h)    Performance Stock Awards.    A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this subsection 10(h) shall not exceed the value of one million five hundred thousand (1,500,000) shares of Common Stock.

        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (j)    Compliance with Section 409A.    To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding a Stock Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a "separation from service" before a date that is six (6) months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c) and 10(h) and (ii) the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event, and shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service. Notwithstanding the foregoing, Options granted under the 1997 Stock Option Plan shall be subject to subsection 11(c) below in the event of a dissolution or liquidation of the Company.

        (c)    Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)    No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the stockholders of the Company at the annual meeting of stockholders of the Company held in 2012. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

Appendix A

RIGEL PHARMACEUTICALS, INC.

2001 NON-OFFICER EQUITY INCENTIVE PLAN

ADOPTED JULY 19, 2001
AMENDED DECEMBER 13, 2002
STOCKHOLDER APPROVAL NOT REQUIRED

1.     PURPOSES.

        (a)    Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees (other than Officers) and Consultants of the Company and its Affiliates.

        (b)    Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) stock bonus awards and (iii) rights to acquire restricted stock.

        (c)    General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in

A-1-1

the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Director" means a member of the Board of Directors of the Company.

        (j)    "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of such person's position with the Company or with an Affiliate because of the sickness or injury of such person.

        (k)   "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day before the date of grant (the "determination date", or if the determination date is not a market trading day, then the last market trading day prior to the determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (n)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated under the federal securities laws ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (o)   "Nonstatutory Stock Option" means an Option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Officer" means a person who possesses the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. For purposes of the Plan, a person employed by the Company in the position of "Vice President" or higher shall be classified as an "Officer" unless the Board or Committee expressly finds that such person does not possess the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc.

        (q)   "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (r)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

A-1-2

        (s)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (t)    "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (u)   "Plan" means this Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan.

        (v)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (w)  "Securities Act" means the Securities Act of 1933, as amended.

        (x)   "Stock Award" means any right granted under the Plan, including an Option, a restricted stock purchase award and a stock bonus award.

        (y)   "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted, including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan covering the same or a different number of shares of Common Stock, (B) a stock bonus, (C) the right to acquire restricted stock, and/or (D) cash, or (3) any other action that is treated as a repricing under generally accepted accounting principles.

          (iv)  To amend the Plan or a Stock Award as provided in Section 12.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to

A-1-3

  any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii)    Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million five hundred thousand (3,500,000) shares of Common Stock.

        (b)    Reversion of Shares to the Share Reserve.    If any Nonstatutory Stock Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Nonstatutory Stock Option shall revert to and again become available for issuance under the Plan.

        (c)    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Stock Awards may be granted to Employees, who are not Officers, and Consultants; provided, however, that Officers who are not previously employed by the Company may be granted Stock Awards as an inducement essential to such individuals entering into employment contracts with the Company.

        (b)    Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

A-1-4

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    The term of an Option shall not exceed 10 years, either at the time of grant of the Option or as the Option may be amended thereafter.

        (b)    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

        (c)    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or at any time prior to the time of exercise in the case of a Nonstatutory Stock Option (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

        (d)    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)    Vesting Generally.    Each Option shall be evidenced by an Option Agreement executed by the Company and the Optionholder. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable as set-forth in the Option Agreement. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (f)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates for any reason other than upon the Optionholder's death or Disability, the Optionholder

A-1-5

may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company) but only within such period of time ending on the earlier of (i) the three (3) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or similar requirements of applicable law of another jurisdiction to which the Option is subject, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or similar requirements.

        (h)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company), but only within such period of time ending on the earlier of (i) the twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (i)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death or as otherwise permitted by the Company) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) moths following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (j)    Early Exercise.    The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A stock bonus award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

A-1-6

          (ii)    Vesting.    Shares of Common Stock awarded under the stock bonus agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall automatically reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)    Restricted Stock Purchase Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

          (ii)    Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (iii)    Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

          (v)    Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant

A-1-7

Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to grant Stock Awards in compliance with applicable law or to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (b)    No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (d)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold

A-1-8

shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type, class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and the outstanding Stock Awards will be appropriately adjusted in the type, class(es) and number of securities and price per share of securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

        (c)    Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, exchange, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Corporate Transaction"), then any surviving corporation or acquiring corporation shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any Nasdaq or securities exchange listing requirements. The Board may in its sole discretion submit such amendment to the Plan for stockholder approval.

        (b)    No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

A-1-9

        (c)    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective immediately upon its adoption by the Board.

15.   CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

A-1-10

 Appendix B

RIGEL PHARMACEUTICALS, INC.

2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

ADOPTED AUGUST 18, 2000
APPROVED BY STOCKHOLDERS SEPTEMBER 11, 2000
EFFECTIVE DATE: DECEMBER 4, 2000
AMENDED AND RESTATED APRIL 24, 2003
AMENDED AND RESTATED JUNE 20, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE 2, 2005
AMENDED AND RESTATED JANUARY 31, 2007
APPROVED BY STOCKHOLDERS MAY 31, 2007
AMENDED AND RESTATED SEPTEMBER 18, 2007
AMENDED AND RESTATED FEBRUARY 21, 2008
APPROVED BY STOCKHOLDERS MAY 29, 2008
AMENDED AND RESTATED MAY 19, 2009
AMENDED AND RESTATED JANUARY 28, 2010
APPROVED BY STOCKHOLDERS MAY 27, 2010
AMENDED AND RESTATED JANUARY 28, 2010
APPROVED BY STOCKHOLDERS MAY 27, 2010
AMENDED AND RESTATED FEBRUARY 4, 2011
APPROVED BY STOCKHOLDERS MAY 19, 2011
AMENDED AND RESTATED [                    , 2013]
APPROVED BY STOCKHOLDERS [PENDING]

1.     PURPOSES.

        (a)    Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)    Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)    General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the criteria specified in subsection 6(b) of the Plan.

        (c)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

  (d)
  "Board" means the Board of Directors of the Company.

        (e)   A "Change in Control," with respect to Options granted on or after the effective date of the Plan, will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

            (i)  the acquisition (other than from the Company, by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities;

           (ii)  the individuals who, as of the effective date of the Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

         (iii)  the closing of:

            (1)   a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

            (2)   a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)   "Common Stock" means the common stock of the Company.

        (h)   "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (i)    "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (j)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (k)   "Director" means a member of the Board of Directors of the Company.

        (l)    "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (m)  "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (p)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the criteria specified in subsection 6(a) of the Plan.

        (q)   "IPO Date" means the effective date of the initial public offering of the Common Stock.

        (r)   "Non-Employee Director" means a Director who is not an Employee.

        (s)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (t)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (u)   "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (v)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (w)  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (x)   "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors' Stock Option Plan.

        (y)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (z)   "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine the provisions of each Option to the extent not specified in the Plan.

           (ii)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (d)    Cancellation and Re-Grant of Options.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Option under the Plan, (ii) cancel and re-grant any outstanding Option under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 1,235,000 shares of Common Stock, which number consists of (i) 33,333 shares of Common stock initially reserved for issuance under the Plan plus (ii) 66,667 shares of Common stock approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iii) 225,000 shares of Common Stock approved by the Board in April 2005 and subsequently approved by the Company's stockholders plus (iv) 110,000 shares of Common Stock approved by the Board in January 2007 and subsequently approved by the Company's stockholders plus (v) 100,000 shares of Common Stock approved by the Board in February 2008 and subsequently approved by the Company's stockholders plus (vi) 350,000 shares of Common Stock approved by the Board in January 2010 and subsequently approved by the Company's stockholders plus (vii) 250,000 shares of Common Stock approved by the Board in February 2011 and subsequently approved by the Company's stockholders plus (viii) 100,000 shares of Common Stock approved by the Board in February 2013 and subsequently approved by the Company's stockholders.

        (b)    Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because the Option is exercised through a reduction of shares subject to the Option (i.e., "net exercised"), the number of shares that are not delivered to the Optionholder shall not remain available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, the number of shares that are not delivered to the Optionholder shall not remain available for subsequent issuance under the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (c)    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors who meet the specified criteria.

6.     NON-DISCRETIONARY GRANTS.

        (a)    Initial Grants.    Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase twenty-five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein.

        (b)    Annual Grants.    Without any further action of the Board, a Non-Employee Director shall be granted an Annual Grant as follows: On the day following each Annual Meeting commencing with the Annual Meeting in 2010, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase fifteen thousand (15,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to the Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    Exercise Price.    The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)    Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:

            (i)  By cash or check.

           (ii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company of shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes shall include delivery to the Company of the Optionholder's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

         (iii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (iv)  By a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Optionholder as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

        (d)    Transferability.    The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

          (i)    Restrictions on Transfer.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and securities laws upon the Optionholder's request. Except as explicitly provided herein, an Option may not be transferred for consideration.

          (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

          (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Optionholder's estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise.

        (e)    Exercise Schedule.    The Option shall be exercisable as the shares of Common Stock subject to the Option vest.

        (f)    Vesting Schedule.

            (i)  Each Option granted as an initial grant shall vest in accordance with the schedule set forth below that results in a shorter period of full vesting:

            (1)   1/36th of the shares of Common Stock subject to the Option shall vest each month after the date of grant over a period of three (3) years; or

            (2)   the Option shall vest in equal monthly installments after the date of grant over a period commencing on the date that the Optionholder is appointed for the first time to be a Non-Employee Director by the Board and ending on the date of the Annual Meeting at which the Optionholder is first scheduled to be considered for election to be a Non-Employee Director by the stockholders of the Company.

           (ii)  Each Option granted as an annual grant before the Annual Meeting in 2008 shall vest such that 1/36th of the shares of Common Stock subject to such Option shall vest each month after the date of grant over a period of three (3) years; and each Option granted as an annual grant on or after the Annual Meeting in 2008 shall vest such that 1/12th of the shares of Common Stock subject to such Option shall vest each month after the date of grant over a period of one (1) year.

        (g)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)    Extension of Termination Date.    If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)    No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)    Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)    Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

        (e)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, (ii) the class(es) and number of securities and price per share of stock subject to outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(b)) for those outstanding under the Plan. In the event no surviving corporation or acquiring corporation assumes such Options or substitutes similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders who are in Continuous Service immediately prior to such an event, the vesting of such Options (and the time during which such Options may be exercised) shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

        (c)    Change in Control.    Upon a Change in Control, all Options held by each Optionholder whose Continuous Service has not terminated immediately prior to the Change in Control shall become fully vested and exercisable immediately prior to the effectiveness of such Change in Control.

12.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)    No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)    Amendment of Options.    The Board at any time, and from time to time, may amend the terms of any one or more Options including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing an Option, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

 Appendix C

RIGEL PHARMACEUTICALS, INC.

2011 EQUITY INCENTIVE PLAN

ADOPTED: MARCH 23, 2011
APPROVED BY STOCKHOLDERS MAY 19, 2011
AMENDED FEBRUARY 3, 2012
APPROVED BY STOCKHOLDERS MAY 22, 2012
AMENDED [            , 2013]
APPROVED BY STOCKHOLDERS [PENDING]
TERMINATION DATE: MARCH 22, 2021

1.     PURPOSES.

        (a)   The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

        (b)   The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

        (c)   The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or

Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (t)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (x)   "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (y)   "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        (z)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award.

        (aa) "Plan" means this Rigel Pharmaceuticals, Inc. 2011 Equity Incentive Plan.

        (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (cc) "Securities Act" means the Securities Act of 1933, as amended.

        (dd) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus, a right to acquire restricted stock, a stock unit award and a stock appreciation right.

        (ee) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)  "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

          (v)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii)    Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e)    Cancellation and Re-Grant of Stock Awards.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 11,100,000 shares of Common Stock, which number consists of (i) 3,500,000 shares of Common Stock initially reserved for issuance under the Plan plus (ii) 600,000 shares of Common Stock approved by the Board in February 2012 and subsequently approved by the Company's stockholders plus (iii) 7,000,000 shares of Common Stock approved by the Board in February 2013 and subsequently approved by the Company's stockholders.

        (b)   Subject to subsection 4(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under subsection 7(d) with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) one and sixty-four hundredths (1.64) shares for each share of Common Stock issued pursuant to a Stock Bonus Award, Restricted Stock Award, Stock Unit Award or Performance Stock Award.

        (c)    Reversion of Shares to the Share Reserve.

          (i)    Shares Available For Subsequent Issuance.    If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and sixty-four hundredths (1.64) shares against the number of shares available for issuance under the Plan pursuant to subsection 4(b) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this subsection 4(c)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and sixty-four hundredths (1.64) shares.

          (ii)    Shares Not Available For Subsequent Issuance.    If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option or stock appreciation right, or the issuance of shares under a stock bonus award, restricted stock award or stock unit award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (d)    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and stock appreciation rights may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any "parent" of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Section 162(m) Limitation.    Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million five hundred thousand (1,500,000) shares of Common Stock during any calendar year.

        (d)    Consultants.

          (i)    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

          (ii)   Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock; (2) according to a deferred payment or other similar arrangement with the Optionholder; (3) by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or (4) in any other form of legal consideration that may be acceptable to the Board. At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

        (e)    Transferability of Options.    The Board may, in its sole discretion, impose such limitations on the transferability of Options, as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

          (i)    Restrictions on Transfer.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and securities laws upon the Optionholder's request. Except as explicitly provided herein, an Option may not be transferred for consideration.

          (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

          (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Optionholder's estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from such exercise.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (g)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (k)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

        (l)    Non-Exempt Employees.    No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Corporate Transaction (as defined in section 11(c)) in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant's retirement (as such term may be defined in the Participant's Option Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

          (ii)    Vesting.    Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)    Restricted Stock Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (ii)    Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (iii)    Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

          (v)    Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

        (c)    Stock Unit Awards.    Each stock unit award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock unit award agreements may change from time to time, and the terms and conditions of separate stock unit award agreements need not be identical, provided, however, that each stock unit award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the stock unit award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a stock unit award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

          (ii)    Vesting.    At the time of the grant of a stock unit award, the Board may impose such restrictions or conditions to the vesting of the stock unit award as it, in its sole discretion, deems appropriate.

          (iii)    Payment.    A stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the stock unit award agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

          (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a stock unit award, as determined by the Board and contained in the stock unit award agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the stock unit award in such manner as determined by the Board. Any additional shares covered by the stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying stock unit award agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable stock unit award agreement, such portion of the stock unit award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (d)    Stock Appreciation Rights.    Each stock appreciation right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate stock appreciation right agreements need not be identical; provided, however, that each stock appreciation right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Strike Price and Calculation of Appreciation.    Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right, and with respect to which the Participant is exercising the stock appreciation right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the stock appreciation right.

          (ii)    Vesting.    At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such stock appreciation right as it, in its sole discretion, deems appropriate.

          (iii)    Exercise.    To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation right agreement evidencing such stock appreciation right.

          (iv)    Payment.    The appreciation distribution in respect to a stock appreciation right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the stock appreciation right agreement evidencing such stock appreciation right.

          (v)    Termination of Continuous Service.    In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her stock appreciation right (to the extent that the Participant was entitled to exercise such stock appreciation right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the stock appreciation right agreement), or (ii) the expiration of the term of the stock appreciation right as set forth in the stock appreciation right agreement. If, after termination, the Participant does not exercise his or her stock appreciation right within the time specified herein or in the stock appreciation right agreement (as applicable), the stock appreciation right shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (b)    Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (c)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (d)    No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company (either by actual delivery or attestation) owned and unencumbered shares of Common Stock of the Company.

        (h)    Performance Stock Awards.    A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this subsection 10(h) shall not exceed the value of one million five hundred thousand (1,500,000) shares of Common Stock.

        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (j)    Compliance with Section 409A.    To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding a Stock Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a "separation from service" before a date that is six (6) months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c) and 10(h) and (ii) the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event, and shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service. Notwithstanding the foregoing, Options granted under the 1997 Stock Option Plan shall be subject to subsection 11(c) below in the event of a dissolution or liquidation of the Company.

        (c)    Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)    No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

0000162064_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . RIGEL PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 14, 2013 The undersigned stockholder hereby appoints James M. Gower and Dolly A. Vance, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Rigel Pharmaceuticals, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Time on Tuesday, May 14th, 2013, at 1180 Veterans Boulevard, South San Francisco, California 94080, and any continuation, adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, AND 6. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000162064_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Bradford S. Goodwin 02 Peter S. Ringrose RIGEL PHARMACEUTICALS, INC. ATTN: INVESTOR RELATIONS 1180 VETERANS BLVD. SOUTH SAN FRANCISCO, CA 94080 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 13, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 13, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 through 6. For Against Abstain 2 APPROVAL OF AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN 3 APPROVAL OF AMENDMENTS TO THE 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN 4 APPROVAL OF AMENDMENTS TO THE 2011 EQUITY INCENTIVE PLAN 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION 6 RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR IT'S FISCAL YEAR ENDING DECEMBER 31, 2013 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(2)
PROPOSAL 2 APPROVAL OF AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.
PROPOSAL 3 APPROVAL OF AN AMENDMENT TO THE 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.
PROPOSAL 4 APPROVAL OF AMENDMENTS TO THE 2011 EQUITY INCENTIVE PLAN
PROPOSAL 5 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 6 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MANAGEMENT EXECUTIVE OFFICERS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE(1)
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
2012 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION FOR FISCAL YEAR 2012
TRANSACTIONS WITH RELATED PERSONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Appendix A
  Appendix B
  Appendix C